KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of CML Accumulation Annuity Account E:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CML Accumulation Annuity Account E, comprised of the Invesco V.I. Core Plus Bond Sub-Account (the Separate Account), as of December 31, 2025, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2025, the results of its operations, and changes in its net assets for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the underlying mutual fund or its transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Massachusetts Mutual Life Insurance Company separate account investment companies since 2004.

Boston, Massachusetts

March 10, 2026

LA2063	F-1

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

See Notes to Financial Statements

CML Accumulation Annuity Account E
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025

Invesco V.I.
Core Plus Bond
Sub-Account
ASSETS
Investments
Number of shares	62,107
Identified cost	$354,972
Value	$363,324
Receivable from Massachusetts Mutual Life Insurance Company	17

Total assets	363,341

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—
Total liabilities	—

NET ASSETS	$363,341

Net Assets:
26,485 qualified units outstanding at $13.72 per unit	$363,341

Net assets	$363,341
See Notes to Financial Statements

CML Accumulation Annuity Account E
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Years Ended December 31, 2025 and 2024

	Invesco V.I.	Invesco V.I.
	Core Plus Bond	Core Plus Bond
	Sub-Account	Sub-Account
	2025	2024
Investment income
Dividends	$15,716	$21,453

Expenses
Mortality and expense risk charge	154	186

Net investment income (loss)	15,562	21,267

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(64,825)	(27,446)
Realized gain (loss)	(64,825)	(27,446)
Change in net unrealized appreciation (depreciation) of investments	78,140	24,026

Net gain (loss) on investments	13,315	(3,420)

Net increase (decrease) in net assets resulting from operations	28,877	17,847

Capital transactions:
Transfers due to death benefits	(69,335)	(20,486)
Transfers due to annuity benefit payments	(1,832)	(1,811)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	113	405
Transfers due to withdrawal of funds	(47,340)	(134,811)

Net increase (decrease) in net assets resulting from capital transactions	(118,394)	(156,703)
Total increase (decrease)	(89,517)	(138,856)

NET ASSETS, at beginning of the year	452,858	591,714

NET ASSETS, at end of the year	$363,341	$452,858

CML Accumulation Annuity Account E
Notes To Financial Statements
1. ORGANIZATION
CML Accumulation Annuity Account E (the “Separate Account”) is a separate investment account of
Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 21, 1975. The Separate
Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).
The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.
2. INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS
As of  December 31, 2025, the Separate Account consisted of the following sub-account which was invested in the corresponding mutual fund:

The sub-account listed in the first column
Sub-Account	invests in the fund in this column

Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Core Plus Bond Fund[1]
1Invesco Advisers, Inc. is the investment adviser to this Fund.
3. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP).
CML Accumulation Annuity Account E follows the accounting and reporting guidance in FASB Accounting
Standards Codification (ASC) 946, Investment Companies.
A.Investment Valuation
Investments in the underlying fund held by the Invesco V.I. Core Plus Bond Sub-Account are carried at fair value which is based on the closing net asset value of the underlying funds, which value their investment securities at fair value.
B.Accounting for Investments
Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying funds.
C.Federal Income Taxes
MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986
Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts, which depend on the
Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.
D.Contract Charges
See Note 8B for charges associated with the contracts.
E.Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
F.Annuitant Mortality Fluctuation
The Separate Account contributes to an Annuitant Mortality Fluctuation Fund (AMFF) reserve maintained by MassMutual as required by regulatory authorities to provide for mortality losses incurred. The AMFF reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the
AMFF reserve which is held in the Separate Account. Net transfers from MassMutual to the Separate
Account totaled $113 and $405 for the years ended December 31, 2025 and 2024, respectively. The
AMFF reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The AMFF reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.
G.Annuity Reserves
Annuity reserves are developed by using accepted actuarial methods and are computed using either the
71 IAM or 83 IAM table.

Notes To Financial Statements (Continued)
H.  Single Reportable Segment
The Separate Account derives revenues from variable annuity products. MassMutual has identified the
Head of Brand, Product, and Affiliate Distribution and their Team as the chief operating decision maker (CODM) for overseeing the products and the performance of the underlying funds to evaluate the results of the business and make operational decisions. The Separate Account’s products constitute as a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of funds may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.
4. FAIR VALUE OF FINANCIAL INSTRUMENTS
Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”)
defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate
Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.
Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:
• Level 1 – quoted prices in active markets for identical securities
•Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•Level 3 – unobservable inputs
The investments of the Separate Account are measured at fair value. All the investments are categorized as
Level 1 as of December 31, 2025. There have been no transfers between levels for the year ended December 31,
2025.
5. RELATED PARTY TRANSACTIONS
Payable to MassMutual
Certain fees such as mortality and expense risk fees are charges paid between the general investment account
(the “General Account”) and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.
6. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended
December 31, 2025 were as follows:

	Invesco V.I.	Invesco V.I.
	Core Plus Bond	Core Plus Bond
	Sub-Account	Sub-Account
	2025	2024
Cost of purchases	$424,641	$22,025
Proceeds from sales	(527,482)	(157,456)
7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS
The changes in outstanding units for each of the years in the two-year period ended December 31, 2025 were as follows:

	2025		2024
	Invesco V.I.		Invesco V.I.
	Core Plus Bond		Core Plus Bond
	Sub-Account		Sub-Account
	Qualified	Non-Qualified	Qualified	Non-Qualified
Units purchased	9	—	32	—
Units withdrawn	(8,866)	—	(12,271)	—
Net increase (decrease)	(8,857)	—	(12,239)	—

Notes To Financial Statements (Continued)
8. FINANCIAL HIGHLIGHTS
A.A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended
December 31, 2025 follows:

	At December 31,			For the Years Ended December 31,
				Investment
				Income	Expense	Total
	Units	Unit Value[3]	Net Assets	Ratio[1]	Ratio[2]	Return[3]

Invesco V.I. Core Plus Bond Sub-Account - Qualified[4]
2025	26,485	$13.72	$363,341	3.75%	0.02%	7.07%
2024	35,342	12.81	452,858	3.78	0.02	3.04
2023	47,581	12.44	591,714	2.20	0.02	6.12
2022	64,533	11.72	756,268	1.92	0.02	(14.05)
2021	70,523	13.63	961,546	2.07	0.02	(1.67)

Invesco V.I. Core Plus Bond Sub-Account - Non-Qualified
2025	—	—	—	—	—	—
2024	—	—	—	—	—	—
2023	—	—	—	—	—	—
2022	—	—	—	—	—	—
2021	882	9.80	8,646	2.12	0.42	(2.06)
1The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
2The expense ratios represent the annualized contract expense of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values.
Charges made directly to contract owners accounts through the redemption of units and expenses of the underlying fund have been excluded.
3The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
4After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and
by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco
V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving
1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 shares of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the subaccount name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond. Financial Highlights
for the year 2021 correspond to the Invesco V.I. Core Bond Sub-Account.
B.The Separate Account is assessed a mortality and expense risk charge. MassMutual will make deductions, for all contract years, equal on an annual basis to 0.0219% and 0.4234% of average daily net asset value for qualified and non-qualified contracts, respectively. The deductions are for the mortality and expense risks undertaken by MassMutual. This charge is assessed through the daily pricing of unit values for all contracts contained within the Separate Account. A onetime front-end charge is made for sales and administrative charges. The charge ranges from 8% to 9% on periodic purchase payments. This charge is assessed through a reduction in the number of units purchased.
9. SUBSEQUENT EVENTS
The Separate Account’s management has reviewed events occurring through March 10, 2026, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and
for the years ended December 31, 2025, 2024 and 2023

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

Massachusetts Mutual Life Insurance Company:

Opinions

We have audited the financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Hartford, Connecticut

February 26, 2026

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2025	2024
	(In Millions)
Assets:
Bonds	$171,236	$163,629
Preferred stocks	1,651	1,019
Common stocks – subsidiaries and affiliates	25,109	25,840
Common stocks – unaffiliated	1,246	1,198
Mortgage loans	24,698	23,692
Policy loans	19,042	17,658
Real estate	327	323
Partnerships and limited liability companies	15,394	14,747
Derivatives	22,194	24,220
Cash, cash equivalents and short-term investments	8,126	6,004
Other invested assets	6,341	3,515
Total invested assets	295,364	281,845
Investment income due and accrued	4,978	5,347
Federal income taxes	808	552
Net deferred income taxes	2,273	1,857
Other than invested assets	6,659	6,334
Total assets excluding separate accounts	310,082	295,935
Separate account assets	46,047	49,251
Total assets	$356,129	$345,186

Liabilities and Surplus:
Policyholders' reserves	$187,581	$178,258
Liabilities for deposit-type contracts	24,012	21,228
Contract claims and other benefits	719	595
Policyholders' dividends	2,879	2,533
General expenses due or accrued	1,418	917
Asset valuation reserve	6,338	5,952
Repurchase agreements	3,441	3,408
Debt	499	250
Collateral	1,578	1,915
Derivatives	16,916	16,774
Funds held under coinsurance	29,958	29,625
Other liabilities	5,595	6,741
Total liabilities excluding separate accounts	280,934	268,196
Separate account liabilities	45,968	49,108
Total liabilities	326,902	317,304
Surplus	29,227	27,882
Total liabilities and surplus	$356,129	$345,186

See accompanying notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Revenue:
Premium income	$21,621	$21,198	$25,490
Net investment income	13,362	11,661	11,043
Fees and other income	1,312	1,258	1,028
Total revenue	36,295	34,117	37,561
Benefits, expenses and other deductions:
Policyholders' benefits	19,426	16,945	17,369
Change in policyholders' reserves	7,087	9,047	12,273
General insurance expenses	2,606	2,337	2,333
Commissions	1,310	1,435	1,423
State taxes, licenses and fees	312	325	329
Other deductions	1,631	1,070	1,122
Total benefits, expenses and other deductions	32,372	31,159	34,849
Net gain from operations before dividends and federal income taxes	3,923	2,958	2,712
Dividends to policyholders	2,836	2,501	2,131
Net gain from operations before federal income taxes	1,087	457	581
Federal income tax (benefit) expense	(56)	(293)	116
Net gain from operations	1,143	750	465
Net realized capital losses	(1,062)	(801)	(490)
Net income (loss)	$81	$(51)	$(25)

See accompanying notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Surplus, beginning of year	$27,882	$28,877	$27,941
Net increase (decrease) due to:
Net income (loss)	81	(51)	(25)
Change in net unrealized capital gains (losses), net of tax	579	(194)	8
Change in net unrealized foreign exchange capital gains (losses), net of tax	844	(261)	376
Change in other net deferred income taxes	100	244	462
Change in nonadmitted assets	803	(191)	365
Change in asset valuation reserve	(386)	37	(315)
Change in surplus notes	—	(50)	(149)
Change in pension overfunded asset	(518)	39	(7)
Prior period adjustments	(18)	(328)	173
Other	(140)	(240)	48
Net increase (decrease)	1,345	(995)	936
Surplus, end of year	$29,227	$27,882	$28,877

See accompanying notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Cash from operations:
Premium and other income collected	$22,734	$22,405	$26,418
Net investment income	14,650	10,079	12,269
Benefit payments	(18,853)	(16,553)	(17,077)
Net transfers from separate accounts	2,208	1,943	1,611
Commissions and other expenses	(5,561)	(5,132)	(5,208)
Dividends paid to policyholders	(2,501)	(2,118)	(1,908)
Federal and foreign income taxes paid	250	82	58
Net cash from operations	12,927	10,706	16,163
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	43,326	40,246	23,801
Preferred and common stocks – unaffiliated	181	251	290
Common stocks – affiliated	2,040	191	105
Mortgage loans	5,175	4,545	3,621
Real estate	4	(21)	5
Partnerships and limited liability companies	1,757	2,740	1,830
Derivatives	(731)	(533)	(214)
Other	(904)	(1,093)	(518)
Total investment proceeds	50,848	46,326	28,920
Cost of investments acquired:
Bonds	(50,530)	(60,110)	(32,278)
Preferred and common stocks – unaffiliated	(625)	(1,069)	(316)
Common stocks – affiliated	(304)	(177)	(256)
Mortgage loans	(6,455)	(4,667)	(2,896)
Real estate	(6)	(3)	(8)
Partnerships and limited liability companies	(3,263)	(3,231)	(2,988)
Derivatives	199	248	—
Other	(591)	441	153
Total investments acquired	(61,575)	(68,568)	(38,589)
Net (increase) decrease in policy loans	(1,384)	(1,762)	1,158
Net cash used in investing activities	(12,111)	(24,004)	(8,511)
Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	2,021	1,219	1,238
Change in surplus notes	—	(50)	(150)
Change in repurchase agreements	32	195	171
Change in collateral	(320)	(114)	(2,024)
Other cash (used) provided	(427)	6,918	(1,321)
Net cash from (used in) financing and miscellaneous sources	1,306	8,168	(2,086)
Net change in cash, cash equivalents and short-term investments	2,122	(5,130)	5,566
Cash, cash equivalents and short-term investments:
Beginning of year	6,004	11,134	5,568
End of year	$8,126	$6,004	$11,134

See accompanying notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1.    Nature of operations

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability income insurance (DI), individual and group annuities and guaranteed interest contracts (GICs) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s affiliated distribution channel, MassMutual Strategic Distributors (MMSD), Institutional Solutions (IS) and Worksite distribution channels.

The affiliated distribution channel is a sales force of financial professionals that operate in the U.S. The affiliated distribution channel sells life insurance, annuities, hybrid life, and DI. The Company’s MMSD channel sells life insurance, DI, annuity, and hybrid life solutions through a network of third-party distribution partners. The Company’s IS distribution channel places group annuities, life insurance and GICs primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life insurance, group critical illness insurance, group accident insurance and DI, through the workplace.

2.    Summary of significant accounting policies

a.    Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity
•Non-conforming bonds are generally carried at purchase price, whereas U.S GAAP does not have the concept of non-conforming bonds
•Residual tranches are generally carried at the lower of cost or market, whereas U.S. GAAP reports residual tranches at fair value
•Investments in surplus notes are generally carried at purchase price and accrued income is disallowed, whereas U.S. GAAP reports investments in surplus notes at fair value and accrued income is allowed
•Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes in revenue unless deemed an effective hedge
•Interest rate and credit default swaps associated with replicated synthetic investment transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value
•Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the host contract or security and account for them separately at fair value
•Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution and accumulated undistributed earnings, whereas U.S. GAAP is without limitation
•Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
•Financial assets including mortgage and other commercial loans, equipment loans, held-to-maturity debt securities, and trade, lease, reinsurance and other receivables are accounted for using the other-than-temporary impairments(s) (OTTI) model described in Note 2ee, whereas U.S. GAAP would use the current expected credit loss impairment model for these financial assets carried at amortized cost

Policyholders’ liabilities

•Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest
•Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on a constant level basis over the expected life of the contracts

Net realized capital (losses) gains

•After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Surplus

•Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve and deploys the current expected credit loss impairment model as changes through equity
•Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP follows the current expected credit losses model with changes recognized in the income statement
•The overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset
•Surplus notes issued by the Company are reported in surplus, whereas U.S. GAAP reports these notes as liabilities

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
•Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income
•The change in the fair value for unaffiliated common stocks is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

Other

•Assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of these statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment, the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in these statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
b.    Corrections of errors and reclassifications

For the years ended December 31, 2025 and 2024 corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2025 and 2024
	Increase (Decrease) to:
	Prior Years' Net Income		Current Year Surplus		Asset or Liability Balances
	2025	2024	2025	2024	2025	2024
	(In Millions)
Bonds	$(271)	$(82)	$(271)	$(82)	$(271)	$(82)
Common stocks - subsidiaries and affiliates	—	(1)	(86)	(1)	(86)	(1)
Common stocks - unaffiliated	(2)	—	142	—	142	—
Partnerships and limited liability companies	(16)	(3)	(16)	(3)	(16)	(3)
Cash, cash equivalents and short-term investments	—	16	—	16	—	16
Investment income due and accrued	(285)	(156)	(285)	(156)	(285)	(156)
Other than invested assets	(13)	—	(13)	—	(13)	—
Separate account assets	4	—	4	—	4	—
Policyholders' reserves	(13)	(15)	(13)	(15)	13	(15)
Asset valuation reserve	—	—	84	—	(84)	—
Other liabilities	582	(87)	582	(87)	(582)	87
Separate account liabilities	(4)	—	(4)	—	4
Total	$(18)	$(328)	$124	$(328)

Of the $124 million increase to surplus for prior years' errors, ($18) million was recorded as prior period adjustments, net of tax, $84 million was recorded as an increase in asset valuation reserve, $58 million was recorded as an increase to unrealized capital gains on the Statutory Statements of Changes in Surplus.

c.    Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

d.    Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

e.    Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily MMHLLC, Glidepath Holdings Inc. (Glidepath) and MM Investment Holding (MMIH), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC at its underlying U.S. GAAP equity value less adjustments for the limited statutory basis of accounting related to foreign insurance subsidiaries and controlled affiliated entities as well as an adjustment of $473 million as of December 31, 2025 for a portion of its noncontrolling interests. Glidepath is valued on its underlying U.S. GAAP equity with adjustment to recognize its investment in MassMutual Ascend Life Insurance Company and other subsidiaries and affiliated entities (MM Ascend) based on MM Ascend’s underlying statutory surplus, adjusted for any unamortized goodwill recognized under the statutory purchase method. Operating results, less dividends declared, for MMHLLC, Glidepath and MMIH are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC, Glidepath and MMIH are recorded in net investment income when declared and are limited to MMHLLC, Glidepath and MMIH’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 5d. "Common stocks - subsidiaries and affiliates" for further information on the valuation of MMHLLC.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
f.    Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

g.    Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

h.    Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.    Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in net realized capital (losses) gains.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks, net of encumbrances. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
j.    Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low-income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

k.    Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated synthetic investments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

l.    Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.    Debt securities that do not qualify as bonds

Debt securities that do not qualify as bonds represent investments with fixed schedule of future payments that no not qualify for bond reporting under SSAP No. 26. These include securities that lack a substantive creditor relationship, do not provide meaningful credit enhancement, or do not generate sufficient cash flows.

Refer to Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
n.    Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

o.    Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

p.    Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

q.    Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders' reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders' reserves or policyholders' benefits in the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

r.    Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing equipment, advances and prepayments, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, the amount of DTA (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

s.    Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

t.    Policyholders' reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual-20, which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDB and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Certain individual variable annuity and fixed annuity products have a variety of additional guarantees such as GMDB and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed lifetime withdrawal benefits (GLWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDB and VAGLB are included in policyholders’ reserves in the Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statements of Operations.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Unpaid claims and claim expense reserves are related to disability and long-term care (LTC) claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a single premium immediate annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals follow statutory accounting requirements and are sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

u.    Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

v.    Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 52% and 52% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2025 and 2024, respectively.

w.    Policyholders' dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
x.    Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

y.    Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

z.    Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

aa.    Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities or, if negative, is included as net negative (Disallowed) IMR for any admitted portion in other than invested assets. Refer to Note 3. "New accounting standards - Adoption of new accounting standards" for further information on the adoption of INT 23-O1T - Disallowed IMR. Refer to Note 7. "Other than invested assets" for further information on the amount admitted as disallowed IMR.

bb.    Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire six years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards.

At the time of retirement, both PRS and PSAR vest according to the original grant terms.

The phantom share price is determined using the enterprise value of each entity within the organization provided it is within a pre-established range calculated using the management basis equity method. If outside the range, the maximum or minimum share price established by the management basis equity method would apply, as appropriate.

cc.    Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, liabilities for employee benefits and accrued separate account transfers.

dd.    Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. DI and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.
Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
ee.    Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital losses, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital losses, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDOs. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDOs tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario that management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stocks

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Debt securities that do not qualify as bonds

The Company applies the same systematic OTTI evaluation methodology used for bonds, including quarterly analysis and consideration of factors such as collectability, present value of expected cash flows, collateral quality and structure, duration and severity of unrealized losses, issuer financial condition, credit ratings, intent and ability to hold, and other qualitative and quantitative indicators.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.    New accounting standards

Adoption of new accounting standards

In August 2025, the NAIC adopted revisions to INT 23-01 (Disallowed IMR) which extended the effective date of the INT to December 31, 2026 and added additional disclosure requirements and clarifications to the guidance in the INT.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
INT 23-01 provided optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net DTA and admitted disallowed IMR. An insurer is only able to admit the negative IMR if the insurer's risk-based capital is over 300% of the authorized control level after adjusting to remove the assets described above.

Negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01 was adopted by the Company as of September 30, 2023.

To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01 are reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted revisions to INT 23-01, which did not have a material effect on the Company’s financial statements.

Effective January 1, 2024, the NAIC adopted revisions to avoid allocating realized gains or losses from bond sales to the IMR when sold before a rating downgrade. Revisions were also made to avoid allocating realized gains or losses from mortgage loan sales when there is a credit loss allowance, where payments are not 90 days past due. Revisions were also made to update guidance on changes in credit ratings used to allocate credit or interest rate related gains or losses, requiring identification of realized losses from acute credit events to be allocated to AVR. The modifications did not have a material effect on the Company’s financial statements.

Effective March 16, 2024, the NAIC adopted revisions to the requirements of audit and admissibility in SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities (SCA) to better align with the guidance on the look-through methodology. The revisions allow for admitting audited investments in entities owned by unaudited downstream noninsurance holding company SCA entity. The modifications did not have a material effect on the Company’s financial statements.

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – ABS, and other related SSAPs, effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, “the Bond Project”.

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an issuer credit obligation (ICO) or an ABS.

An ICO is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an ABS is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as ABS under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company has adopted this guidance, resulting in $667 million for all securities reclassed off Schedule D-1, which includes $456 million that resulted with a change in measurement basis. The adoption resulted in a decrease in unrealized capital gains on the Statutory Statement of Changes in Surplus of $50 million for the Company on January 1, 2025. Modifications of disclosures by asset categories are prospectively applied to Note 5a. "Investments – Bonds".

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
In March 2024, the NAIC adopted revisions to SSAP No. 21 - Other Admitted Assets, effective January 1, 2025, clarifying that residuals follow the effective yield approach with a cap and providing an election for the cost recovery method. The Company elected the effective yield method using the allowable earned yield, capped by the amount of cash distributions received. The modifications did not have a material effect on the Company’s financial statements.

Effective January 1, 2025, revisions were made to short-term investments, which include excluding additional investment types from being reported as cash equivalents or short-term investments regardless of maturity date of the investment at the date of acquisition. Investments will be eliminated from being reported as cash equivalents or short-term investments unless they would qualify under SSAP No. 26 – Bonds as an ICO. Such investments will then only qualify as a cash equivalent or short-term investment if they have a maturity date within 3-months (cash equivalents) or 12-months (short-term) from the date of acquisition or meet the specific requirements for money market mutual funds or cash pooling arrangements. The modifications did not have a material effect on the Company’s financial statements.

The NAIC adopted revisions to various SSAPs for investments in tax credits, acquired tax credits and updated annual statement reporting categories for tax credit investment risk-based capital. These revisions include broad criteria to scope in various tax credit programs, including solar programs and state specific programs. This adoption requires proportional amortization as the measurement approach, as with existing low-income housing tax credits, recording amortization of the investment in the partnership through net investment income and the use of the tax credits in the appropriate tax line. The adopted revisions were effective on January 1, 2025. The modifications were prospectively applied and did not have a material effect on the Company’s financial statements.

In March 2025, the NAIC adopted revisions to clarify how assets held under modified coinsurance (Modco) or funds withheld (FWH) agreements shall be reflected within the restricted asset disclosure in SSAP No. 1 - Accounting Policies, Risks & Uncertainties, and Other Disclosures and in the corresponding disclosures in Note 5n. "Restricted assets" of the statutory financial statements. It also proposes enhanced disclosures to fully identify the extent of restricted assets reported on the balance sheet within a single disclosure as well as identify differences between the restricted asset annual statement disclosure and the amount reported in the annual statement general interrogatories, which is pulled directly into the risk-based capital formulas. The adopted revisions will be effective December 31, 2025. The modifications did not have a material effect on the Company’s financial statements.

In December 2025, the NAIC adopted revisions to SSAP No. 61 - Statutory Accounting for Life & Health Reinsurance and related guidance clarifying that risk transfer for combination reinsurance contracts with interdependent features (e.g., coinsurance and yearly renewable term with aggregate experience refunds or recapture rights) must be evaluated in aggregate. Each component satisfying risk transfer individually is necessary but not sufficient for the contract as a whole. These revisions are effective as of immediately for all for new or newly amended contracts with provisions allowing until December 31, 2026 for existing contracts. The Company is assessing the potential impact on the Company's financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Future adoption of new accounting standards

In March 2024, the NAIC proposed expansion of the guidance in SSAP No. 56 - Separate Accounts to further address situations and provide consistent accounting guidelines for when assets are reported at a measurement method other than fair value. This is to address an increase in assets reported at book value within the separate investment account, which have been approved under state prescribed practices and/or interpretations that the reference for fund accumulation contracts captures pension risk transfer (PRT) or registered indexed-linked annuities and other similar general-account type products. In August 2024, the NAIC exposed further revisions as to treatment of IMR for transfers between general investment account and separate investment account, with the broad concept that such transfers would have offset IMR impacts between the general investment account and the book value separate investment account with a zero net impact to surplus. In February 2025, the NAIC adopted final revisions to SSAP No. 56 - Separate Accounts. The revisions clarify the measurement method guidance as well as prescribe guidance for how transfers to/from the general investment account and separate investment account shall be recognized. The adopted revisions will be effective on January 1, 2026, with early adoption permitted. The modifications are not expected to have a material impact on the Company’s financial statements.

In November 2024, the NAIC exposed revisions to add guidance for SCAs that are investment in subsidiaries, with consideration to prescribing measurement and potential non-admittance thresholds. Effective December 31, 2026, the concept of investment subsidiaries will be removed from the annual statement. The Company has a material amount of assets within investment subsidiaries and is assessing the potential impact on the Company’s financial statements.

In December 2025, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 37 - Mortgage Loans to expand the scope to include qualifying statutory investment trusts holding only residential mortgage loans. The revisions require disclosure of all statutory trusts owned by the reporting entity and additional disclosures for mortgage loans acquired through qualifying trusts. These changes are effective January 1, 2027. The Company is assessing the potential impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
4.    Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company's financial instruments:

	December 31, 2025
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
ICO	$108,372	$101,434	$1,330	$51,252	$48,852
ABS	62,864	62,570	—	33,010	29,560
Preferred stocks	1,651	2,230	282	269	1,679
Common stocks - subsidiaries and affiliates	319	319	134	—	185
Common stocks - unaffiliated	1,246	1,246	348	99	799
Mortgage loans	24,698	23,767	—	—	23,767
Derivatives	22,194	15,953	106	15,847	—
Cash, cash equivalents and short-term investments	8,126	8,126	408	7,718	—
Separate account assets	46,047	46,048	31,273	12,673	2,102
Financial liabilities:
GICs	20,920	20,572	—	—	20,572
Group annuity contracts and other deposits	1,654	1,525	—	—	1,525
Individual annuity contracts	29,002	30,814	—	—	30,814
Supplementary contracts	835	835	—	—	835
Repurchase agreements	3,441	3,028	—	3,028	—
Debt	499	499	—	499	—
Derivatives	16,916	17,229	63	17,166	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $24,790 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2024
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds	$163,629	$153,893	$725	$79,633	$73,535
Preferred stocks	1,019	1,145	187	3	955
Common stocks - subsidiaries and affiliates	150	150	16	—	134
Common stocks - unaffiliated	1,198	1,198	292	—	906
Mortgage loans	23,692	22,145	—	—	22,145
Derivatives	24,220	18,021	128	17,893	—
Cash, cash equivalents and short-term investments	6,004	6,004	572	5,432	—
Separate account assets	49,251	49,251	33,240	14,194	1,817
Financial liabilities:
GICs	17,955	17,249	—	—	17,249
Group annuity contracts and other deposits	1,714	1,570	—	—	1,570
Individual annuity contracts	29,402	30,328	—	—	30,328
Supplementary contracts	844	845	—	—	845
Repurchase agreements	3,408	3,420	—	3,420	—
Debt	250	250	—	250	—
Derivatives	16,774	17,240	75	17,165	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $25,690 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as Secured Overnight Financing Rate (SOFR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay's Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company's asset/liability management analysis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following presents the Company's fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2025
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
ICO	$356	$15	$391	$762
ABS	—	23	50	73
Preferred stocks	56	—	67	123
Common stocks - subsidiaries and affiliates	134	—	185	319
Common stocks - unaffiliated	348	99	799	1,246
Derivatives:
Interest rate swaps	—	19,060	—	19,060
Options	111	412	—	523
Currency swaps	—	2,566	—	2,566
Forward contracts	—	28	—	28
Financial futures	(5)	—	—	(5)
Separate account assets	31,273	12,673	2,102	46,048
Total financial assets carried at fair value	$32,273	$34,876	$3,594	$70,743

Financial liabilities:
Derivatives:
Interest rate swaps	$—	$14,278	$—	$14,278
Options	63	—	—	63
Currency swaps	—	425	—	425
Forward contracts	—	278	—	278
Credit default swaps	—	179	—	179
Financial futures	—	—	—	—
Total financial liabilities carried at fair value	$63	$15,160	$—	$15,223

The Company does not have any financial instruments that were carried at net asset value as a practical expedient.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following presents the Company's fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2024
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$—	$1	$—	$1
Industrial and miscellaneous	725	111	265	1,101
Preferred stocks	44	—	46	90
Common stocks - subsidiaries and affiliates	16	—	134	150
Common stocks - unaffiliated	293	—	905	1,198
Derivatives:
Interest rate swaps	—	20,508	—	20,508
Options	114	453	—	567
Currency swaps	—	2,631	—	2,631
Forward contracts	—	412	—	412
Credit default swaps	—	2	—	2
Financial futures	15	—	—	15
Separate account assets	33,240	14,194	1,817	49,251
Total financial assets carried at fair value	$34,447	$38,312	$3,167	$75,926

Financial liabilities:
Derivatives:
Interest rate swaps	$—	$15,665	$—	$15,665
Options	63	—	—	63
Currency swaps	—	201	—	201
Forward contracts	—	67	—	67
Credit default swaps	—	175	—	175
Financial futures	12	—	—	12
Total financial liabilities carried at fair value	$75	$16,108	$—	$16,183

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Separate account assets – At December 31, 2025 these assets primarily include ICO bonds, ABS bonds and derivatives as a result of the Bond Project. At December 31, 2024 these assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values of these assets are determined using the same methods as outlined in categories below.

ICO bonds - These securities are principally valued using market or income approaches. Level 2 valuations are based on quoted prices in inactive markets or matrix pricing techniques using observable inputs such as benchmark yield curves, spreads, issuer ratings, and comparable trades. Level 3 valuations rely on discounted cash flow models incorporating significant unobservable inputs, including adjustments for illiquidity, bespoke credit spreads, and issuer-specific factors.

ABS bonds - These securities are valued using market or income approaches. Level 2 valuations utilize observable inputs such as benchmark yield curves, spreads, and comparable structured securities. Level 3 valuations incorporate significant unobservable inputs, including assumptions about prepayment speeds, default rates, and liquidity adjustments.

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and SOFR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company's valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following presents changes in the Company's Level 3 assets carried at fair value:

	Balance as of	Gains (Losses) in Net Income	Losses (Gains) in Surplus								Balance as of
								Transfers
	01/01/25			Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/25
	(In Millions)
Financial assets:
Bonds:
ICO	$265	$(18)	$(12)	$35	$106	$(3)	$(57)	$—	$—	$75	$391
ABS	—	(26)	11	—	—	—	—	58	—	7	50
Preferred stocks	46	—	1	11	17	—	(9)	3	—	(2)	67
Common stocks:
Subsidiaries and affiliates	134	1	12	—	148	(54)	—	—	(56)	—	185
Unaffiliated	905	—	(29)	50	—	(3)	(22)	—	(99)	(3)	799
Separate account assets	1,817	128	—	435	—	(208)	(15)	—	(55)	—	2,102
Total financial assets	$3,167	$85	$(17)	$531	$271	$(268)	$(103)	$61	$(210)	$77	$3,594

	Balance as of	Gains (Losses) in Net Income	Losses (Gains) in Surplus								Balance as of
								Transfers
	01/01/24			Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/24
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$172	$(130)	$9	$7	$3	$—	$(10)	$—	$—	$214	$265
Preferred stocks	63	(9)	8	—	—	—	—	—	—	(16)	46
Common stocks:
Subsidiaries and affiliates	177	3	3	415	(259)	66	(346)	—	(156)	231	134
Unaffiliated	957	(6)	136	258	221	(12)	(674)	25	—	—	905
Separate account assets	1,914	83	—	21	—	(196)	(5)	—	—	—	1,817
Total financial assets	$3,283	$(59)	$156	$701	$(35)	$(142)	$(1,035)	$25	$(156)	$429	$3,167

Other transfers include assets that are either no longer carried at fair value or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Bonds in Other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

Level 3 Transfers-In are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
5.    Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.     Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2025
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
ICO:
Corporate bonds (unaffiliated)	$74,200	$775	$6,581	$68,394
Bank loans - acquired & issued	9,984	71	110	9,945
Corporate bonds (affiliated)	7,887	35	183	7,739
U.S. government obligation (exempt from RBC)	4,697	24	612	4,109
Bonds issued from SEC registered BDC/CEF/REIT	2,425	30	52	2,403
Municipal bonds - general obligation & special revenue	2,062	32	115	1,979
Single entity backed bonds obligation	1,915	25	47	1,893
Other U.S. government securities (not exempt from RBC)	1,780	69	18	1,831
Non-U.S. sovereign jurisdiction securities	1,756	22	287	1,491
SVO - identified bond exchange traded funds - fair value & systemic value	1,330	—	—	1,330
Project finance bonds issued by operating entities	300	5	21	284
Other ICO	36	1	1	36
Total ICO	$108,372	$1,089	$8,027	$101,434

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2025
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
ABS:
Other financial ABS – self-liquidating (unaffiliated)	$19,370	$77	$139	$19,308
Non-agency – CLOs/CBOs/CDOs (unaffiliated)	14,514	35	6	14,543
Equity backed securities	11,659	1	107	11,553
Non-agency – CLOs/CBOs/CDOs (affiliated)	4,126	7	2	4,131
Non-agency RMBS	4,122	72	20	4,174
Non-agency CMBS	2,800	14	150	2,664
Lease-backed securities – full analysis	2,321	40	68	2,293
Other financial ABS – self-liquidating (affiliated)	1,817	5	5	1,817
Lease-backed securities	873	8	44	837
Other non-financial ABS – full analysis	617	5	11	611
Other non-financial asset-backed securities	338	2	7	333
Other financial ABS– not self-liquidating	217	2	1	218
Agency CMBS	67	1	3	65
Agency RMBS	23	—	—	23
Total ABS	62,864	269	563	62,570
Total bonds	$171,236	$1,358	$8,590	$164,004

The December 31, 2025 gross unrealized losses exclude $95 million of losses included in the carrying value. These losses include $92 million from NAIC Class 6 bonds and 3 million from RMBS and CMBS whose ratings were obtained from third-party modelers. These losses were primarily included bank loans, non-agency CMBS and other financial asset-backed securities.

	December 31, 2024
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. government and agencies	$5,604	$22	$658	$4,968
All other governments	979	6	176	809
States, territories and possessions	157	—	11	146
Political subdivisions	276	5	16	265
Special revenue	3,402	36	117	3,321
Industrial and miscellaneous	139,384	743	9,213	130,914
Hybrid securities	1,019	44	22	1,041
Parent, subsidiaries and affiliates	12,808	29	408	12,429
Total	$163,629	$885	$10,621	$153,893

The December 31, 2024 gross unrealized losses exclude $186 million of losses included in the carrying value. These losses include $183 million from NAIC Class 6 bonds and $3 million from RMBS and CMBS whose ratings were obtained from third-party modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use third-party modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31, 2025		December 31, 2024
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$102,787	61%	$95,519	59%
2	Baa	60,203	35	60,140	37
3	Ba	3,363	2	3,324	2
4	B	2,298	1	2,227	1
5	Caa and lower	1,962	1	1,862	1
6	In or near default	623	—	557	—
	Total	$171,236	100%	$163,629	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31, 2025				December 31, 2024
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)
1	$518	76%	$2,237	80%	$614	86%	$2,162	79%
2	85	12	247	9	91	13	160	6
3	81	12	81	3	4	1	160	6
4	—	—	100	4	1	—	34	1
5	—	—	54	2	1	—	135	5
6	—	—	67	2	—	—	87	3
	$684	100%	$2786	100%	$711	100%	$2,738	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2025 and 2024 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	December 31, 2025		December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$12,987	$12,829	$5,558	$5,541
Due after one year through five years	44,585	44,607	47,307	46,549
Due after five years through ten years	35,401	34,749	38,692	37,385
Due after ten years	78,263	71,819	72,072	64,417
Total	$171,236	$164,004	$163,629	$153,892

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Proceeds from sales	$17,439	$18,349	$11,489
Gross realized capital gains from sales	284	210	102
Gross realized capital losses from sales	(593)	(451)	(645)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2025
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
ICO:
U.S. government obligation (exempt from RBC)	$356	$4	6	$2,474	$608	15
Other U.S. government securities (not exempt from RBC)	—	—	—	158	18	10
Non-U.S. sovereign jurisdiction securities	54	1	8	927	287	80
Municipal bonds - general obligation & special revenue	188	7	29	1,028	109	100
Project finance bonds issued by operating entities	14	—	5	151	21	27
Corporate bonds (affiliated)	36	—	1	6,009	182	4
Corporate bonds (unaffiliated)	4,187	94	386	37,423	6,502	1,589
Mandatory convertible bonds	—	—	1	—	—	—
Single entity backed bonds obligation	99	1	17	527	46	48
SVO - identified bond exchange traded funds - fair value & systemic value	303	2	1	—	—	—
Bonds issued from SEC registered BDC/CEF/REIT	113	5	16	513	52	45
Bank loans - acquired	661	31	138	803	71	151
Bank loans - issued	363	5	13	625	40	22
Other ICO	3	—	1	17	1	4
Total ICO	$6,377	$150	$622	$50,655	$7,937	$2,095

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2025
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
ABS:
Agency RMBS	$—	$—	7	$44	$3	28
Agency CMBS	11	—	2	20	1	6
Non-agency RMBS	551	2	85	286	18	213
Non-agency CMBS	255	1	27	1,381	167	145
Non-agency – CLOs/CBOs/CDOs (affiliated)	730	1	16	70	1	5
Non-agency – CLOs/CBOs/CDOs (unaffiliated)	1,744	5	165	48	—	17
Other financial ABS – self-liquidating	1,524	45	89	2,939	116	143
Equity backed securities	227	1	4	1,751	107	8
Other financial ABS– not self-liquidating	2	—	1	48	1	3
Lease-backed securities	98	1	12	354	43	22
Other non-financial asset-backed securities	82	—	4	123	7	16
Lease-backed securities – full analysis	182	1	11	824	67	18
Other non-financial ABS – full analysis	204	3	12	197	7	14
Total ABS	5,610	60	435	8,085	538	638
Total bonds	$11,987	$210	1,057	$58,741	$8,475	2,733

	December 31, 2024
	Less Than 12 Months			12 Months of Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government and agencies	$1,240	$88	6	$2,440	$570	13
All other governments	61	2	14	622	174	27
States, territories and possessions	19	—	4	109	11	7
Political subdivisions	36	1	4	143	15	9
Special revenue	377	10	39	1,077	107	119
Industrial and miscellaneous	14,133	249	1,117	52,840	9,150	2,215
Hybrid securities	159	3	14	174	20	23
Parent, subsidiaries and affiliates	1,304	10	12	6,865	398	8
Total	$17,329	$363	1,210	$64,270	$10,445	2,421

As of December 31, 2025 and 2024, management has not deemed these unrealized losses to be other-than-temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
As of December 31, 2025, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $11,068 million. Securities in an unrealized loss position for less than 12 months had a fair value of $5,167 million and unrealized losses of $58 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $5,900 million and unrealized losses of $453 million. These securities were primarily categorized as non-agency CMBS, non-agency - CLOs/CBOs/CDOs and other financial asset-backed securities.

As of December 31, 2024, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $11,250 million. Securities in an unrealized loss position for less than 12 months had a fair value of $4,249 million and unrealized losses of $42 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $7,001 million and unrealized losses of $887 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2025 or 2024 that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $10 million and $10 million as of December 31, 2025 and 2024, respectively.

Residential mortgage-backed exposure

The Company's RMBS portfolio includes prime, subprime and Alt-A loans. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes 'scratch and dent' or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO (Fair Isaac Corporation) scores and loan-to-value ratios.

As of December 31, 2025, RMBS had a total carrying value of $3,616 million and a fair value of $3,661 million of which approximately 2%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $2,196 million and a fair value of $2,228 million. As of December 31, 2024, RMBS had a total carrying value of $3,882 million and a fair value of $3,904 million of which approximately 2%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $2,246 million and a fair value of $2,268 million.

During the years ended December 31, 2025 and 2024, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2025, total leveraged loans had a carrying value of $3,584 million and a fair value of $3,575 million, of which approximately 47%, based on carrying value, were domestic leveraged loans. As of December 31, 2024, total leveraged loans had a carrying value of $3,386 million and a fair value of $3,394 million, of which approximately 45%, based on carrying value, were domestic leveraged loans.

In 2024, the Company refined its definition of leveraged loans to include commercial loans to high-yield corporations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower's risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,727 million and fair value of $2,591 million as of December 31, 2025 and a carrying value of $2,749 million and fair value of $2,449 million as of December 31, 2024.

Prepayment penalty and acceleration fees

Investment income related to securities sold, redeemed or otherwise disposed:

	Years Ended December 31,
	2025	2024
	($ In Millions)
Number of CUSIPS	69	46
Aggregate Amount of Investment Income	$16	$15

b.    5GI Securities

Securities owned by the Company with an NAIC designation of 5GI securities:

	December 31, 2025			December 31, 2024
	Number of 5GI Securities	Carrying Value	Fair Value	Number of 5GI Securities	Carrying Value	Fair Value
	($ In Millions)
Investments:
Bonds - amortized cost	263	$1,196	$1,184	242	$1,002	$987
Preferred stocks - amortized cost	4	23	29	—	—	—
Preferred stocks - fair value	3	8	7	2	1	1
Total	270	$1,227	$1,220	244	$1,003	$988

c.     Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2025	2024
	(In Millions)
Carrying value	$1,651	$1,019
Gross unrealized gains	581	129
Gross unrealized losses	(2)	(3)
Fair value	$2,230	$1,145

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
As of December 31, 2025, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $259 million in 21 issuers, $4 million of which was in an unrealized loss position for more than 12 months. As of December 31, 2024, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $178 million in 12 issuers, $141 million of which was in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2025 or 2024.

As of December 31, 2025 and 2024, the Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $96 million and $96 million, respectively.

d.     Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (C.M. Life), which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (MML Bay State), a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2025	2024	2023
	(In Millions)
Total Revenue	$405	$341	$433
Net income	(19)	9	48
Assets	12,348	12,451	12,653
Liabilities	10,378	10,531	10,515
Shareholder's equity	1,970	1,920	2,138

In 2025, C.M. Life did not pay any dividends to MassMutual and paid $190 million in dividends to MassMutual in 2024.

MassMutual did not make any contributions to C.M. Life in 2025 and 2024.

MMHLLC, a wholly-owned subsidiary of MassMutual, is the parent of subsidiaries that include Barings LLC (Barings) and deals in markets that include retail and institutional asset management entities and registered broker dealers.

The MMHLLC statutory carrying value was $16.1 billion, which included $78 million of nonadmitted asset adjustments as of December 31, 2025 and $17.2 billion as of December 31, 2024, which included $122 million of nonadmitted asset adjustments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2025	2024	2023
	(In Billions)
Total Revenue	$6.3	$5.1	$3.4
Net income	2.0	1.2	0.7
Assets	27.3	27.7	27.2
Liabilities	10.2	9.5	9.1
Member's equity	17.1	18.2	18.1

MMHLLC paid $874 million in dividends to MassMutual for the year ended December 31, 2025, $570 million of which were declared in 2024, and paid $785 million in dividends to MassMutual for the year ended December 31, 2024, $630 million of which was declared in 2023.

MMHLLC declared an additional $1.2 billion in dividends to MassMutual for the year ended December 31, 2025, which will be paid in 2026.

In May 2025, MMHLLC distributed a return of capital of $1.2 billion to MassMutual as a result of Invesco repurchasing a portion of its outstanding MassMutual preferred shares. This transaction is expected to enhance MassMutual's financial flexibility and be earnings accretive for Invesco. MassMutual will retain approximately 18.2% ownership of Invesco's common shares.

MassMutual contributed capital of $759 million to MMHLLC through the year ended December 31, 2025, and $32 million for the year ended December 31, 2024.

On March 14, 2025, Barings acquired Artemis Real Estate Partners, a U.S.-based real estate debt and equity investment manager with gross assets under management of approximately $11 billion. The total purchase price included an upfront payment of $396 million and a final payment of $255 million to be paid in 2030. The acquisition is expected to bolster Barings' position as a key player in the real estate asset management sector.

As of December 31, 2025 and 2024 the Glidepath statutory carrying value was $4.9 billion and $4.7 billion, respectively.

Summarized below is certain U.S. GAAP financial information for Glidepath:

	As of and for the Years Ended December 31,
	2025	2024
	(In Billions)
Total Revenue	$3.1	$3.0
Net income	—	0.3
Assets	65.4	58.6
Liabilities	61.3	55.0
Shareholder's equity	4.1	3.6

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Summarized below is certain U.S. GAAP financial information for MMIH:

	As of and for the Years Ended December 31,
	2025	2024	2023
	(In Billions)
Total Revenue	$0.5	$0.5	$0.4
Net income	0.1	0.1	0.1
Assets	11.3	10.9	10.1
Liabilities	9.3	9.0	8.2
Member's equity	2.1	1.9	1.9

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,763 million and $1,701 million as of December 31, 2025 and 2024, respectively, was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. "Related party transactions".

e.     Common stocks – unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2025	2024
	(In Millions)
Adjusted cost basis	$855	$783
Gross unrealized gains	478	437
Gross unrealized losses	(87)	(22)
Carrying value	$1,246	$1,198

As of December 31, 2025, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $118 million in 42 issuers, $13 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2024, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $41 million in 22 issuers, $18 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2025 or 2024.

As of December 31, 2025 and 2024 the Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $3 million and $6 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
f.     Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans finance various types of real estate properties primarily throughout the U.S. and the United Kingdom. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans some of which are backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2025 and 2024, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2025 or 2024.

The carrying value and fair value of the Company's mortgage loans were as follows:

	December 31, 2025		December 31, 2024
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$14,911	$13,951	$16,854	$15,477
Mezzanine loans	142	139	108	98
Total commercial mortgage loans	15,053	14,090	16,962	15,575
Residential mortgage loans:
FHA insured and VA guaranteed	1,437	1,358	1,599	1,487
Other residential loans	8,208	8,319	5,131	5,083
Total residential mortgage loans	9,645	9,677	6,730	6,570
Total mortgage loans	$24,698	$23,767	$23,692	$22,145

The loan-to-value ratios by property type of the Company's commercial mortgage loans were as follows:

	December 31, 2025
	Less Than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$2,011	$776	$670	$192	$954	$4,603	31%
Apartments	4,238	519	193	23	273	5,246	35
Industrial and other	2,445	104	—	—	30	2,579	17
Hotels	950	208	119	—	—	1,277	8
Retail	988	209	142	9	—	1,348	9
Total	$10,632	$1,816	$1,124	$224	$1,257	$15,053	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2024
	Less Than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$2,047	$818	$817	$502	$1,423	$5,607	33%
Apartments	3,893	711	343	66	371	5,384	32
Industrial and other	2,478	163	24	—	73	2,738	16
Retail	1,250	274	145	—	34	1,703	10
Hotels	1,164	96	179	—	90	1,529	9
Total	$10,832	$2,062	$1,508	$568	$1,991	$16,961	100%

For the years ended December 31, 2025 and 2024, the Company’s commercial mortgage loans’ loan-to-value ratios below 71% were 71% and 64%, respectively.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2025
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$3,586	$6,830	$3,221	$776	$498	$14,911
Mezzanine loans	—	72	70	—	—	142
Total commercial mortgage loans	3,586	6,902	3,291	776	498	15,053
Residential mortgage loans:
FHA insured and VA guaranteed	1,437	—	—	—	—	1,437
Other residential loans	1,298	6,893	16	1	—	8,208
Total residential mortgage loans	2,735	6,893	16	1	—	9,645
Total mortgage loans	$6,321	$13,795	$3,307	$777	$498	$24,698

	December 31, 2024
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$4,324	$8,145	$2,718	$978	$689	$16,854
Mezzanine loans	—	72	36	—	—	108
Total commercial mortgage loans	4,324	8,217	2,754	978	689	16,962
Residential mortgage loans:
FHA insured and VA guaranteed	1,599	—	—	—	—	1,599
Other residential loans	745	4,365	20	1	—	5,131
Total residential mortgage loans	2,344	4,365	20	1	—	6,730
Total mortgage loans	$6,668	$12,582	$2,774	$979	$689	$23,692

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
As of December 31, 2025 and 2024 the maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 80%.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2025		December 31, 2024
	Carrying Value	Average Loan-to-Value Ratio	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)
California	$2,827	75%	$3,465	83%
Texas	1,764	61%	1,852	63%
United Kingdom	1,733	55%	1,710	55%
New York	1,238	73%	1,565	81%
Illinois	942	55%	1,033	55%
District of Columbia	805	80%	875	80%
Massachusetts	784	62%	760	63%
All other	4,960	66%	5,700	76%
Total commercial mortgage loans	$15,053	68%	$16,960	73%

For the years ended December 31, 2025 and 2024, all other consists of 27 jurisdictions with no individual exposure exceeding $687 million and 29 jurisdictions with no individual exposure exceeding $760 million, respectively.

Interest rates, including fixed and variable, on the Company's portfolio of mortgage loans were:

	Years Ended December 31,
	2025		2024
	Low	High	Low	High
Commercial mortgage loans	2.5%	11.5%	2.5%	12.2%
Residential mortgage loans	2.2%	12.2%	2.2%	12.2%
Mezzanine mortgage loans	5.3%	13.0%	5.3%	13.7%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2025		2024
	Low	High	Low	High
Commercial mortgage loans	3.5%	10.3%	4.3%	11.3%
Residential mortgage loans	6.5%	11.4%	4.1%	11.7%
Mezzanine mortgage loans	11.5%	11.5%	0.0%	0.0%

As of December 31, 2025, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following presents a summary of the Company's impaired mortgage loans as of December 31, 2025 and December 31, 2024:

	December 31, 2025
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$210	$189	$277	$—	$—
Mezzanine loans	3	7	10	—	1
Total	213	196	287	—	1

Total impaired commercial mortgage loans	$213	$196	$287	$—	$1

	December 31, 2024
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$88	$102	$125	$(35)	$4
Total	88	102	125	(35)	4
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$399	$403	$552	$—	$3
Total	399	403	552	—	3

Total impaired commercial mortgage loans	$487	$505	$677	$(35)	$7

As of December 31, 2025, the Company held one restructured mortgage loan with a value of $133 million. The Company did not hold any restructured mortgage loans as of December 31, 2024.

The Company did not hold any mortgage loans with principal or interest past due or mortgage loans with suspended interest accruals as of December 31, 2025 or 2024. As of December 31, 2025 and 2024 the carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $423 million and $724 million, respectively.

Allowance for credit losses:

	Years Ended December 31,
	2025	2024
Balance at the beginning of year	$(35)	$(157)
Additions charged to operations	(14)	(94)
Direct write-downs charged against the allowances	38	—
Recoveries of amounts previously charged off	11	216
Balance at the end of the year	$—	$(35)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
g.     Real estate

The carrying value of real estate was as follows:

	December 31,
	2025	2024
	(In Millions)

Held for the production of income	$124	$356
Accumulated depreciation	(46)	(109)
Encumbrances	(63)	(264)
Held for the production of income, net	15	(17)

Held for sale	261	76
Accumulated depreciation	(77)	(74)
Encumbrances	(197)	—
Held for sale, net	(13)	2

Occupied by the Company	568	568
Accumulated depreciation	(243)	(230)
Occupied by the Company, net	325	338
Total real estate	$327	$323

For the years ended December 31, 2025, 2024 and 2023 depreciation expense on real estate was $27 million, $30 million and $31 million, respectively.

h.     Partnerships and limited liability companies

The carrying value of partnerships and limited liability companies holdings by annual statement category were:

	December 31,
	2025	2024
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$1,733	$2,189
Common stocks - unaffiliated	3,682	3,268
Real estate	4,734	3,497
Bonds / preferred stocks	1,081	959
Other	1,302	1,716
Mortgage loans	2,738	2,563
Surplus notes	—	440
LIHTCs	124	115
Total	$15,394	$14,747

As of December 31, 2025 and 2024, the Company held 18 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $19 million and 14 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $57 million, respectively.

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
As of December 31, 2025 and 2024, the Company recorded tax credits on these investments of $51 million and $57 million, respectively. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 3.5% for future benefits of two years to 4.2% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded $32 million impairments to LIHTC investments for the year ended December 31, 2025 and no impairments to LIHTC investments for the year ended December 31, 2024.
i.     Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company's credit exposure or to create an investment in a particular asset. The Company held replicated synthetic investments with a notional amount of $38,003 million as of December 31, 2025 and $33,462 million as of December 31, 2024, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged to the counterparties was $2,333 million as of December 31, 2025, and net collateral pledged to the counterparties was $441 million as of December 31, 2024. In the event of default, the full market value exposure at risk, net of offsets and collateral, was $66 million and $160 million as of December 31, 2025 and December 31, 2024, respectively. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $4,275 million and $5,170 million as of December 31, 2025 and December 31, 2024, respectively.

As of December 31, 2025, the company had the right to rehypothecate or repledge securities totaling $924 million, pledged by the counterparties, of the $2,333 million of the net collateral pledged to counterparties. As of December 31, 2024, the company had the right to rehypothecate or repledge securities totaling $1,489 million, pledged by the counterparties, of the $441 million of the net collateral pledged to counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2025 or December 31, 2024.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2025				December 31, 2024
	Assets		Liabilities		Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$19,065	$199,906	$14,278	$154,527	$20,513	$173,481	$15,665	$164,073
Options	523	28,347	63	2,632	567	11,002	63	242
Currency swaps	2,583	26,812	2,118	19,999	2,711	31,042	792	15,461
Forward contracts	28	4,970	278	21,381	412	12,503	67	5,519
Credit default swaps	—	40	179	8,029	2	162	175	7,903
Financial futures	(5)	1,036	—	—	15	567	12	506
Total	$22,194	$261,111	$16,916	$206,568	$24,220	$228,757	$16,774	$193,704

The average fair value of outstanding derivative assets was $22,366 and $22,544 million for the years ended December 31, 2025 and 2024, respectively. The average fair value of outstanding derivative liabilities was $16,283 and $15,554 million for the years ended December 31, 2025 and 2024, respectively.

The following summarizes the notional amounts of the Company's credit default swaps by contractual maturity:

	December 31,
	2025	2024
	(In Millions)
Due in one year or less	$20	$—
Due after one year through five years	8,049	8,065
Total	$8,069	$8,065

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2025	2024
	(In Millions)
Open interest rate swaps in a fixed pay position	$156,938	$147,691
Open interest rate swaps in a fixed receive position	195,993	186,865
Other interest related swaps	1,502	2,998
Total interest rate swaps	$354,433	$337,554

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following summarizes the Company’s net realized (losses) gains on closed contracts and change in net unrealized (losses) gains related to market fluctuations on open contracts by derivative type:

	Years Ended December 31,
	2025		2024		2023
	Net Realized (Losses) Gains on Closed Contracts	Change in Net Unrealized Losses on Open Contracts	Net Realized (Losses) Gains on Closed Contracts	Change in Net Unrealized (Losses) Gains on Open Contracts	Net Realized (Losses) Gains on Closed Contracts	Change in Net Unrealized (Losses) Gains on Open Contracts
	(In Millions)
Interest rate swaps	(35)	(61)	(294)	(521)	(267)	118
Currency swaps	(68)	(284)	122	(204)	101	(309)
Options	(28)	(63)	(31)	7	31	(96)
Credit default swaps	(10)	(3)	(69)	43	(39)	(24)
Forward contracts	(344)	(595)	(17)	633	(62)	(66)
Financial futures	(28)	(8)	(55)	(24)	(107)	9
Total	$(513)	$(1,014)	$(344)	$(66)	$(343)	$(368)

Cash flows associated with derivative instruments, including related gains and losses, are presented within miscellaneous proceeds and miscellaneous applications in the statement of cash flows.

j.     Debt securities that do not qualify as bonds

The carrying value and fair value were as follows:

	December 31, 2025
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
Debt securities that do not qualify as bonds	$498	$16	$—	$514

As of December 31, 2025, the Company had no debt securities that do not qualify as bonds that had been in a continuous unrealized loss position for less than twelve months. The Company had debt securities that do not qualify as bonds that had been in a continuous unrealized loss position for twelve months or longer, which have 4 issuers with a fair value of $14 million and unrealized losses of less than $1 million.

Premiums, discounts, and yield adjustments on these investments are amortized using either the prospective or retrospective method, depending on the nature of the security and changes in expected cash flows:

•Prospective Method: When estimated cash flows change, the effective yield is recalculated and applied incrementally over the remaining life of the security
•Retrospective Method: When actual cash flows differ significantly from estimates, the prior amortization is adjusted as of the date the cashflow is changed for the full amount of the correction

The Company assigns the amortization method at purchase based on security type and evaluates cash flow estimates quarterly to best reflect the economics of the investment and statutory accounting guidance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Prepayment assumptions for other invested assets are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience.

The following contains debt securities that do not qualify as bonds that recognized OTTI classified on the following bases for recognizing OTTI:

	Amortized cost basis before OTTI impairment
		OTTI recognized in loss
		Interest	Non-interest	Fair value
	(In Millions)
OTTI recognized
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$130	$—	$79	$51

All impairments were taken due to the present value of cash flows expected to be collected being less than the amortized cost basis.

The following is impaired debt securities that do not qualify as bonds where the present value of cash flows expected to be collected is less than the amortized cost basis.

Adjusted carrying value amortized cost before OTTI	Present value of projected cash flow	Recognized OTTI	Amortized cost after OTTI	Fair value at time of OTTI
(In Millions)
$130	$51	$(79)	$51	$29

As of December 31, 2025, there were no securities sold, redeemed, or otherwise disposed of as a result of a callable or tender offer feature, and no investment income was generated from prepayment penalties or acceleration fees.

k.     Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value, which is at cost, reported in the Company’s liabilities as repurchase agreements approximates the fair value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following table provides contractual maturity, maximum balance during the year, and ending balance for bilateral repurchase agreements:

	December 31,
	2025		2024
	Maximum Balance	Ending Balance	Maximum Balance	Ending Balance
	(In Millions)
2 Days to 1 Week	$—	$—	$425	$—
From 1 Week to 1 Month	414	—	1,359	—
Greater than 1 Month to 3 Months	3,441	3,441	5,437	2,778
Greater than 3 Months to 1 Year	—	—	630	630
Total	$3,855	$3,441	$7,851	$3,408

The company did not have any repurchase agreements where securities sold and/or acquired resulted in default as of December 31, 2025 and 2024.

The following table presents the fair value and amortized cost of securities sold under bilateral repurchase agreement transactions, which were all NAIC rating of 1, for the years ended December 31, 2025 and 2024:

	Maximum Balance	Ending Balance
	(In Millions)
March 31, 2025
Fair Value	$3,524	$3,497
Carrying Value	$—	$3,838
June 30, 2025
Fair Value	$3,559	$3,451
Carrying Value	$—	$3,466
September 30, 2025
Fair Value	$3,540	$3,256
Carrying Value	$—	$3,633
December 31, 2025
Fair Value	$3,557	$3,028
Carrying Value	$—	$3,336

March 31, 2024
Fair Value	$4,473	$3,466
Carrying Value	$—	$3,466
June 30, 2024
Fair Value	$3,532	$3,449
Carrying Value	$—	$3,799
September 30, 2024
Fair Value	$3,710	$3,671
Carrying Value	$—	$3,816
December 31, 2024
Fair Value	$3,650	$3,420
Carrying Value	$—	$3,824

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following table presents the cash collateral and the fair value of security collateral, which were all NAIC rating of 1, received in the bilateral repurchase agreement transactions for the years ended December 31, 2025 and 2024:

	Maximum Balance		Ending Balance
	Cash	Securities	Cash	Securities
	(In Millions)
March 31, 2025	$3,358	$10	$3,426	$5
June 30, 2025	$6,388	$4	$3,391	$3
September 30, 2025	$3,632	$7	$3,236	$7
December 31, 2025	$3,489	$3,518	$3,441	$1

March 31, 2024	$96	$3,530	$16	$3,487
June 30, 2024	$3,741	$14	$3,431	$—
September 30, 2024	$5,658	$13	$3,622	$—
December 31, 2024	$5,897	$1	$3,357	$1

The following table presents collateral received, aggregate allocation of the collateral by the remaining contractual maturity of the repurchase agreements for the years ended December 31, 2025 and 2024:

	Overnight and Continuous	30 Days or Less	31 to 90 Days	> 90days
	(In Millions)
Maximum Balance
March 31, 2025	$—	$—	$3,252	$145
June 30, 2025	$—	$—	$3,639	$—
September 30, 2025	$—	$—	$3,254	$—
December 31, 2025	$—	$—	$3,441	$—

March 31, 2024	$—	$—	$1,626	$1,880
June 30, 2024	$—	$14	$1,551	$1,927
September 30, 2024	$—	$789	$2,164	$213
December 31, 2024	$—	$223	$3,031	$485

Ending Balance
March 31, 2025	$—	$—	$3,252	$145
June 30, 2025	$—	$—	$3,639	$—
September 30, 2025	$—	$—	$3,254	$—
December 31, 2025	$—	$—	$3,441	$—

March 31, 2024	$—	$—	$1,626	$1,880
June 30, 2024	$—	$14	$1,551	$1,927
September 30, 2024	$—	$789	$2,164	$213
December 31, 2024	$—	$223	$3,031	$485

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following table presents cash collateral received that has been reinvested, the total reinvested cash and the aggregate amortized cost and fair value of the invest asset acquired with the cash collateral for the years ended December 31, 2025 and 2024:

	30 Days or Less		31 to 60 Days		181 to 365 Days
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Maximum & Ending Balance
March 31, 2025	$—	$—	$—	$—	$—	$—
June 30, 2025	$—	$—	$—	$—	$—	$—
September 30, 2025	$—	$—	$—	$—	$4,603	$4,650
December 31, 2025	$(1,544)	$(1,488)	$(1,792)	$(1,540)	$10,688	$10,812

March 31, 2024	$—	$—	$—	$—	$—	$—
June 30, 2024	$—	$—	$—	$—	$—	$—
September 30, 2024	$—	$—	$—	$—	$—	$—
December 31, 2024	$—	$—	$—	$—	$—	$—

	1 to 2 Years		2 to 3 Years		> 3 Years
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Maximum & Ending Balance
March 31, 2025	$—	$—	$—	$—	$2,260	$1,947
June 30, 2025	$—	$—	$—	$—	$1,629	$1,422
September 30, 2025	$—	$—	$—	$—	$42,824	$36,432
December 31, 2025	$—	$—	$—	$—	$34,620	$29,093

March 31, 2024	$—	$—	$—	$—	$—	$—
June 30, 2024	$—	$—	$1,125	$1,139	$2,674	$2,310
September 30, 2024	$—	$—	$1,142	$1,183	$2,674	$2,467
December 31, 2024	$—	$—	$1,149	$1,170	$2,256	$1,881

To help manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company invests in highly liquid assets.

The following table presents liability recognized to return cash collateral, and the liability recognized to return securities received as collateral as required pursuant to the terms of the secured borrowing transactions for the years ended December 31, 2025 and 2024:

	Maximum Balance		Ending Balance
	Cash	Securities	Cash	Securities
	(In Millions)
March 31, 2025	$3,358	$10	$3,426	$5
June 30, 2025	$6,388	$4	$3,391	$3
September 30, 2025	$3,632	$7	$3,236	$7
December 31, 2025	$3,489	$3,518	$3,441	$1

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Maximum Balance		Ending Balance
	Cash	Securities	Cash	Securities
	(In Millions)
March 31, 2024	$96	$3,530	$16	$3,487
June 30, 2024	$3,741	$14	$3,431	$—
September 30, 2024	$5,658	$13	$3,622	$—
December 31, 2024	$5,897	$1	$3,357	$1

The company did not have any reverse repurchase transactions accounted for as secured borrowings as of December 31, 2025 and 2024.

The Company did not have any repurchase agreements or reverse repurchase agreements transactions accounted for as a sale as of December 31, 2025 and 2024.

l.     Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$8,787	$8,415	$7,275
Preferred stocks	71	24	27
Common stocks - subsidiaries and affiliates	1,735	919	1,115
Common stocks - unaffiliated	64	125	111
Mortgage loans	1,239	1,145	1,102
Policy loans	1,171	1,062	1,058
Real estate	80	80	70
Partnerships and limited liability companies	774	965	957
Derivatives	(48)	(455)	(84)
Cash, cash equivalents and short-term investments	298	345	363
Other	382	264	184
Subtotal investment income	14,553	12,889	12,178
Amortization of the IMR	(75)	(127)	(51)
Net gains from separate accounts	9	3	3
Investment expenses	(1,125)	(1,104)	(1,087)
Net investment income	$13,362	$11,661	$11,043

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
m.     Net realized capital losses

Net realized capital losses, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$(309)	$(501)	$(720)
Preferred stocks	(31)	16	—
Common stocks - subsidiaries and affiliates	—	62	24
Common stocks - unaffiliated	(4)	(44)	15
Mortgage loans	(119)	(331)	(73)
Real estate	2	—	3
Partnerships and limited liability companies	(487)	(71)	(314)
Derivatives	(513)	(345)	(344)
Other invested assets	(90)	12	(7)
Net realized capital losses before federal and state taxes and deferral to the IMR	(1,551)	(1,202)	(1,416)
Net federal and state tax benefit (expense)	439	(28)	281
Net realized capital losses before deferral to the IMR	(1,112)	(1,230)	(1,135)
Net after tax capital losses deferred to the IMR	50	429	645
Net realized capital losses	$(1,062)	$(801)	$(490)

OTTI, included in the net realized capital losses, consisted of the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$(248)	$(260)	$(178)
Common stocks - subsidiaries and affiliates	(5)	(3)	(1)
Common stocks - unaffiliated	—	(18)	—
Preferred stocks	—	(9)	—
Mortgage loans	(85)	(216)	(13)
Partnerships and limited liability companies	(124)	(128)	(353)
Debt securities that do not qualify as bonds	(94)	—	—
Other invested assets	1	—	—
Total OTTI	$(556)	$(634)	$(545)

The Company recognized OTTI of $114 million and $17 million for the years ended December 31, 2025 and 2024, respectively, on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $248 million of bond OTTI for the year ended December 31, 2025, less than 1% of the $260 million of bond OTTI for the year ended December 31, 2024 and less than 1% of the $178 million of bond OTTI for the year ended December 31, 2023. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2ee. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
n.     Restricted assets

Admitted restricted assets by category:

	December 31, 2025
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ In Millions)
Subject to repurchase agreements	$3,449	$—	$3,449	$3,419	$30	$3,449	0.97%	0.97%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	99	—	99	102	(3)	99	0.03%	0.03%
FHLB capital stock	57	—	57	99	(42)	57	0.02%	0.02%
On deposit with states	10	—	10	10	—	10	—%	—%
Pledged collateral to FHLB (including assets backing funding agreements)	4,193	—	4,193	3,530	663	4,193	1.17%	1.18%
Pledged as collateral not captured in other categories	7,402	—	7,402	5,448	1,954	7,402	2.07%	2.08%
Assets held under modco reinsurance agreements	159	27,281	27,440	29,927	(2,487)	27,440	7.68%	7.70%
Assets held under funds withheld reinsurance agreements	30,410	—	30,410	30,005	405	30,410	8.52%	8.54%
Total restricted assets	$45,779	$27,281	$73,060	$72,540	$520	$73,060	20.46%	20.52%

	December 31, 2024
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ In Millions)
Subject to repurchase agreements	$3,419	$—	$3,419	$3,230	$189	$3,419	0.99%	0.99%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	102	—	102	208	(106)	102	0.03%	0.03%
FHLB capital stock	99	—	99	99	—	99	0.03%	0.03%
On deposit with states	10	—	10	10	—	10	—%	—%
Pledged collateral to FHLB (including assets backing funding agreements)	3,530	—	3,530	2,886	644	3,530	1.02%	1.02%
Pledged as collateral not captured in other categories	5,448	—	5,448	4,490	958	5,448	1.57%	1.58%
Total restricted assets	$12,608	$—	$12,608	$10,923	$1,685	$12,608	3.64%	3.65%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
6.    Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (IRA) was signed into law and includes certain corporate income tax provisions. Potential impacts to the Company include the imposition of a corporate alternative minimum tax (CAMT). The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period. The United States Treasury Department and the Internal Revenue Service released proposed regulations on September 12, 2024. As of the reporting date, the Company is not an applicable corporation and therefore not liable for CAMT in 2024 and 2025.

On July 4th, 2025, “An Act to Provide for Reconciliation Pursuant to Title II of the H. Con. Res. 14” (the Act) was enacted. The Act provides for several corporate tax changes including, but not limited to, restoring full expensing of domestic research and development costs, restoring immediate deductibility of certain capital expenditures, and changes in the computations of U.S. taxation on international earnings. The Act will have a tax effect on Company’s financial statements of approximately $22 million in the current year.

The Company has investments in projects that have generated $51 million in tax credits and other tax benefits during the year. The nature of the credits include Low Income Housing Tax Credits (LIHTC) and renewable energy tax credits. The investments have a $124 million balance as of year end. The amount of investment amortization and non-income tax related activity recognized as a component of net investment income was $24 million, which have been recognized outside of income tax expense.

Schedule of aggregate tax credits expected to be generated each year for the subsequent five years and thereafter:

Tax Year	Transferable Credit	Non-Transferable Credit
(In Millions)
2026	$—	$47
2027	—	35
2028	—	19
2029	—	13
2030	—	12
2031 & Beyond	—	28

There is no future guarantees or commitments to provide additional capital contributions related to tax credit investments.

Unused tax credits:

The Company had the following tax credit summary:

Jurisdiction	Impairment amounts recognized	Method of utilization	Carrying Value of Tax Credits	Total Unused Tax Credits (transferrable)	Total Unused Tax Credits (non-transferrable)	Unadmitted portion of tax credits
(In Millions)
US	$—	$—	$45	$—	$45	$—
Foreign	—	—	—	—	—	—

The Company has purchased state premium tax credits totaling $261 million as of December 31, 2025. These credits are recorded at face value in accordance with SSAP 94.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Transferable / Certificated		Non-Transferable
State	Admitted	Non-Admitted	Admitted	Non-Admitted
(In Millions)
AZ	$—	$—	$10	$—
CA	68	—	—	—
CO	2	—	12	—
CT	1	—	10	—
GA	—	—	18	—
HI	1	—	3	—
IA	1	—	—	—
IN	7	—	—	—
KS	—	—	7	—
KY	—	—	2	—
LA	—	—	4	—
MA	23	—	—	—
MS	—	—	2	—
NE	—	—	1	—
NJ	44	—	6	—
NV	—	—	7	—
NY	—	—	14	—
OH	—	—	8	—
OK	—	—	2	—
RI	1	—	—	—
SC	—	—	3	—
TX	1	—	—	—
WI	—	—	4	—
Total	$149	$—	$113	$—

Utilization of remaining tax credits is estimated by reviewing prior year premium tax liability by state and taxable premium trends to determine an estimated tax liability by state by year.

Commitments to purchase additional tax credits in future years are as follows:

State	Transferable / Certificated	Non-Certificated
(In Millions)
ME	$—	$2
MO	—	4
NJ	74	—
TX	—	23
VA	—	2
Total	$74	$31

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The Company provides for DTAs in accordance with statutory accounting practices. All of the companies included in these Statutory Financial Statements have met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liabilities (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$7,181	$367	$7,548
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	7,181	367	7,548
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	7,181	367	7,548
Total gross DTLs	(4,798)	(477)	(5,275)
Net admitted DTA(L)	$2,383	$(110)	$2,273

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,954	$761	$4,715
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	3,954	761	4,715
DTAs nonadmitted	(238)	—	(238)
Subtotal net admitted DTA	3,716	761	4,477
Total gross DTLs	(1,862)	(758)	(2,620)
Net admitted DTA(L)	$1,854	$3	$1,857

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,227	$(394)	$2,833
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	3,227	(394)	2,833
DTAs nonadmitted	238	—	238
Subtotal net admitted DTA	3,465	(394)	3,071
Total gross DTLs	(2,936)	281	(2,655)
Net admitted DTA(L)	$529	$(113)	$416

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$—	$—
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.Adjusted gross DTA to be realized	2,543	188	2,731
2.Adjusted gross DTA allowed per limitation threshold	3,854	188	4,042
Lesser of line 1 or 2	2,543	188	2,731
Adjusted gross DTAs offset by existing DTLs	4,638	179	4,817
Total admitted DTA realized within 3 years	$7,181	$367	$7,548

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$29	$29
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.Adjusted gross DTA to be realized	1,774	54	1,828
2.Adjusted gross DTA allowed per limitation threshold	3,849	54	3,903
Lesser of line 1 or 2	1,774	54	1,828
Adjusted gross DTAs offset by existing DTLs	1,942	678	2,620
Total admitted DTA realized within 3 years	$3,716	$761	$4,477

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$(29)	$(29)
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.Adjusted gross DTA to be realized	769	134	903
2.Adjusted gross DTA allowed per limitation threshold	5	134	139
Lesser of line 1 or 2	769	134	903
Adjusted gross DTAs offset by existing DTLs	2,696	(499)	2,197
Total admitted DTA realized within 3 years	$3,465	$(394)	$3,071

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The Company's total realization threshold limitations are as follows:

	Years Ended December 31,
	2025	2024
	(% In Millions)
Ratio percentage used to determine recovery period and threshold limitation	902%	883%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$26,949	$26,020

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning is as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	71%	—%	71%

	December 31, 2024
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	72%	100%	72%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(1)%	(100)%	(1)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$(79)	$(293)	$111
Foreign income tax expense on operating earnings	23	—	5
Total federal and foreign income tax expense (benefit)	(56)	(293)	116
on operating earnings
Federal income tax expense (benefit) on net realized capital gains	(440)	26	(268)
Total federal and foreign income tax expense (benefit)	$(496)	$(267)	$(152)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2025	2024	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$2,019	$1,939	$80
Policy acquisition costs	1,082	1,008	74
Nonadmitted assets	208	327	(119)
Policyholders' dividends	293	266	27
Pension and compensation related items	137	95	42
Investment items	279	244	35
Expense items	77	61	16
Unrealized	2,998	—	2,998
Other	88	14	74
Total ordinary DTAs	7,181	3,954	3,227
Nonadmitted DTAs	—	238	(238)
Admitted ordinary DTAs	7,181	3,716	3,465

Capital
Unrealized investment losses	—	409	(409)
Expense items	20	19	1
Investment items	340	333	7
Other	7	—	7
Total capital DTAs	367	761	(394)
Nonadmitted DTAs	—	—	—
Admitted capital DTAs	367	761	(394)

Admitted DTAs	7,548	4,477	3,071

DTLs:
Ordinary
Reserve items	5	74	(69)
Unrealized investment gains	4,004	1,019	2,985
Deferred and uncollected premium	317	315	2
Pension items	—	65	(65)
Investment items	81	—	81
Other	391	389	2
Total ordinary DTLs	4,798	1,862	2,936

Capital
Unrealized investment gains	466	756	(290)
Investment items	11	2	9
Total capital DTLs	477	758	(281)

Total DTLs	5,275	2,620	2,655
Net admitted DTA	$2,273	$1,857	$416

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Net DTA(L)	$179	$353	$512
Less: Items not recorded in the change in
net deferred income taxes:
Tax-effect of unrealized gains/(losses)	55	(112)	(38)
Tax-effect of changes from investment transfers	(134)	3	(12)
Change in net deferred income taxes	$100	$244	$462

As of December 31, 2025, the Company had no net operating loss carryforwards but had capital loss carryforwards of $7 million included in deferred income taxes. The Company has $45 million in tax credit carryforwards included in deferred taxes in 2025 and had $9 million in tax credit carryforwards in 2024.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Provision computed at federal statutory rate of 21%	$(97)	$(157)	$(175)
Investment items	(404)	(248)	(218)
Nonadmitted assets	119	(7)	(15)
Tax credits	(73)	(69)	(222)
Expense items	(30)	(72)	(4)
Foreign governmental income taxes	23	1	5
Pension	(109)	8	2
Other	(25)	33	13
Total statutory income tax benefit	$(596)	$(511)	$(614)

Federal and foreign income tax benefit	$(496)	$(267)	$(152)
Change in net deferred income taxes	(100)	(244)	(462)
Total statutory income tax benefit	$(596)	$(511)	$(614)

The Company received refunds in the amount of $264 million in 2025, $82 million in 2024 and $58 million in 2023.

The total income taxes available in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2025, $0 million related to 2024 and $0 million related to 2023.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
MassMutual and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. MassMutual and its eligible U.S. subsidiaries also file income tax returns in various states and foreign jurisdictions. MassMutual and its eligible U.S. subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Tax Agreement). The Tax Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Tax Agreement provides MassMutual with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Tax Agreement provides MassMutual with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. In accordance with the Tax Agreement, future CAMT is outside of the scope of the general tax allocation method and, consequently any future CAMT liability shall be allocated solely to MassMutual.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2025	$231
Gross change related to positions taken in prior years	—
Gross change related to settlements	—
Gross change related to positions taken in current year	68
Gross change related to lapse of statutes of limitations	—
Balance, December 31, 2025	$299

Included in the liability for unrecognized tax benefits as of December 31, 2025, are $280 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2025 includes $12 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $0 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $38 million as of December 31, 2025 and $38 million as of December 31, 2024. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the years 2016 and prior. The 2017-2018 tax years are in Appeals. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2025 and 2024, the Company did not recognize any protective deposits as admitted assets.

7.    Other than invested assets

a.    Admitted negative (disallowed) IMR

As of December 31, 2025, the Company had $1,404 million of disallowed IMR in aggregate and in the general account.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following represents the calculated adjusted general capital and surplus:

December 31, 2025
(In Millions)
Prior period general account capital & surplus	$28,583
From prior period financials:	2,014
Net positive goodwill (admitted)	4
Equipment and operating system software (admitted)	6
Net deferred tax asset (admitted)	483
Net negative (disallowed) IMR (admitted)	1,450
Adjusted capital and surplus	$24,626

As of December 31, 2025, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 6%.

The following represents allocated gains (losses) to IMR from derivatives:

	December 31, 2025
	Gains	Losses
	(In Millions)
Unamortized fair value derivative gains & losses realized to IMR - prior period	$2,839	$(4,044)
Fair value derivative gains & losses realized to IMR - added in current period	60	(71)
Fair value derivative gains & losses amortized over current period	133	(152)
Unamortized fair value derivative gains & losses realized to IMR - current period total	$2,766	$(3,963)

When the Company sells bonds and recognizes losses due to interest-rate related factors, and the realized losses are transferred to the IMR, the sales proceeds are generally used for reinvestment as governed by prudent asset liability management (ALM) policies and procedures. Such sales of bonds are intermittently used to meet liquidity needs and managed within the ALM framework.

IMR losses for fixed income related derivatives were in accordance with documented risk management procedures, as well as the Company’s derivative use plans, and reflect the same historical treatment of derivative gains reversed to IMR and amortized rather than immediately recognized as realized gain upon termination.

As of December 31, 2025, the IMR asset admitted under the currently adopted statutory accounting interpretation includes approximately $109 million, net of tax, related to various FWH reinsurance treaties. Included in the FWH assets are reimbursements of capital losses on the invested assets to back the ceded reinsurance liabilities and are recorded as an adjustment to the income statement. Both the IMR and FWH assets are admitted under statutory accounting guidance.

b.        Corporate-owned life insurance

MassMutual holds corporate-owned life insurance issued by unaffiliated third-party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. MassMutual pays all premiums and is the owner and beneficiary of these policies. MassMutual had recorded cash surrender values of these policies of $3,256 million and $3,023 million as of December 31, 2025 and 2024, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The cash surrender value is allocated by the following investment categories:

	December 31,
	2025	2024
Other invested assets	53%	50%
Bonds	20	27
Stocks	19	18
Cash and short-term investments	8	5
	100%	100%

c.    Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position.

The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2025		2024
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$125	$68	$146	$78
Ordinary renewal	1,346	1,277	1,317	1,256
Group life	10	10	10	10
Total	$1,481	$1,355	$1,473	$1,344

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $60,384 million and $63,447 million as of December 31, 2025 and 2024, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
8.     Policyholders’ liabilities

a.     Policyholders’ reserves

The Company had life insurance in force of $1,036 billion and $999 billion as of December 31, 2025 and 2024, respectively.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2025				2024
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual life	$90,666	2.5%	-	6.0%	$85,406	2.5%	-	6.0%
Group annuities	23,146	1.0%	-	11.8%	20,721	1.0%	-	11.8%
Individual universal and variable life	25,103	3.5%	-	6.0%	24,871	3.5%	-	6.0%
Individual annuities	39,823	1.0%	-	11.8%	38,878	1.0%	-	11.8%
Group life	5,082	3.0%	-	4.0%	4,656	3.0%	-	4.0%
Disabled life claim reserves	1,908	3.0%	-	6.0%	1,836	3.0%	-	6.0%
Disability active life reserves	1,309	3.0%	-	6.0%	1,364	3.0%	-	6.0%
Other	544	2.5%	-	6.0%	526	2.5%	-	6.0%
Total	$187,581				$178,258

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

b.     Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2025				2024
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
GICs:
Note programs	$17,520	1.2%	-	8.3%	$13,986	1.2%	-	9.0%
Federal Home Loan Bank of Boston	1,279	1.5%	-	3.4%	2,111	0.8%	-	3.4%
Municipal contracts	2,121	0.0%	-	9.0%	1,858	0.0%	-	9.0%
Supplementary contracts	2,658	1.5%	-	5.3%	2,825	1.0%	-	5.3%
Dividend accumulations	415	3.8%	-	3.8%	427	3.5%	-	3.8%
Other deposits	19	5.0%	-	6.5%	21	5.0%	-	6.5%
Total	$24,012				$21,228

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Note program

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note program, MassMutual creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from MassMutual. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes are currently issued from MassMutual’s $22.0 billion Global Medium-Term Note Program, which increased from $16.0 billion in 2025.

Federal Home Loan Bank of Boston

MassMutual has funding agreements with Federal Home Loan Bank (FHLB) of Boston in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1,204 million as of December 31, 2025. MassMutual’s borrowing capacity with FHLB of Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by MassMutual’s internal limit. MassMutual’s unused capacity was $2,001 million as of December 31, 2025. As a member of FHLB of Boston, MassMutual held common stock of FHLB of Boston with a statement value of $57 million and $92 million as of December 31, 2025 and 2024, respectively.

Collateral pledged to FHLB:

	December 31, 2025			December 31, 2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	(In Millions)
Total collateral pledged	$4,501	$3,280	$1,279	$5,071	$3,414	$2,111

Maximum amount pledged	$4,952	$3,357	$2,114	$5,473	$3,925	$2,111

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $16 million and $153 million as of December 31, 2025 and 2024, respectively. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. "Reinsurance". These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2025, the Company’s GICs by expected maturity year were as follows (in millions):

2026	$3,370
2027	3,933
2028	2,611
2029	1,989
2030	3,121
Thereafter	5,897
Total	$20,921

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

c.     Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2025	2024
	(In Millions)

Claim reserves, beginning of year	$2,608	$2,542
Less: Reinsurance recoverables	742	651
Net claim reserves, beginning of year	1,866	1,891
Claims paid related to:
Current year	(16)	(14)
Prior years	(317)	(343)
Total claims paid	(333)	(357)
Incurred related to:
Current year's incurred	291	326
Current year's interest	7	8
Prior year's incurred	15	(69)
Prior year's interest	64	67
Total incurred	377	332

Adjustments through surplus	24	—

Net claim reserves, end of year	1,934	1,866
Reinsurance recoverables	828	742
Claim reserves, end of year	$2,762	$2,608

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $15 million increase in the prior years’ incurred claims for 2025 and the $69 million decrease in the prior years’ incurred claims for 2024 were generally the result of differences between actual termination experience and statutorily prescribed termination tables. In 2025, claim experience included normal claim volume with higher terminations, resulting in a reduction to the incurred reserve from favorable experience, while 2024 claims incurred was due to maturing LTC business partially offset by a corresponding increase in reinsurance recoverable.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2025	2024
	(In Millions)
Disabled life claim reserves	$1,908	$1,836
Accrued claim liabilities	26	30
Net claim reserves, end of year	$1,934	$1,866

d.     Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDB, GMIB, GMAB and GLWB. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company approved asset allocation strategy. Election of these benefit guarantees is generally only available at contract issue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following shows the changes in the liabilities for GMDB, GMIB, GMAB and GLWB (in millions):

Liability as of January 1, 2024	$49
Incurred guarantee benefits	20
Paid guarantee benefits	(8)
Liability as of December 31, 2024	61
Incurred guarantee benefits	(21)
Paid guarantee benefits	(10)
Liability as of December 31, 2025	$30

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB, GMIB, GMAB and GLWB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2025			December 31, 2024
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$7,950	$80	68	$8,161	$80	68
GMIB Basic	372	1	74	412	3	73
GMIB Plus	1,176	389	70	1,200	429	69
GMAB	922	1	65	1,089	4	64
GLWB	67	9	77	82	13	76

As of December 31, 2025, the GMDB account value above consists of $936 million within the general account and $7,014 million within separate accounts that includes $3,982 million of Modco assumed. As of December 31, 2024, the GMDB account value above consists of $819 million within the general account and $7,342 million within separate accounts that includes $3,807 million of Modco assumed.

Account values of variable annuity contracts with GMDB, GMIB, GMAB and GLWB are summarized below:

	December 31, 2025			December 31, 2024
	Separate Account	General Account	Total	Separate Account	General Account	Total
	(In Millions)
GMDB	$7,014	$936	$7,950	$7,342	$819	$8,161
GMIB Basic	310	62	372	403	9	412
GMIB Plus	1,158	17	1,175	1,200	—	1,200
GMAB	873	49	922	1,061	28	1,089
GLWB	67	—	67	82	—	82

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
e.    Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDB or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2025	2024
	(In Millions)
Beginning balance	$5,798	$5,486
Net liability increase (decrease)	267	312
Ending balance	$6,065	$5,798

9.     Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its DI and LTC business. The amounts reinsured are on a yearly renewable term (YRT), coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note 17. "Related party transactions" for information about the Company’s affiliated assumed reinsurance transactions.

There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Direct premium	$31,063	$34,221	$34,223
Premium assumed	1,526	1,049	977
Premium ceded	(10,968)	(14,072)	(9,711)
Total net premium	$21,621	$21,198	$25,490

Ceded reinsurance recoveries	$2,352	$1,925	$1,842

Assumed losses	$643	$524	$425

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2025	2024
	(In Millions)
Reinsurance reserves
Assumed	$5,624	$5,832
Ceded	(57,283)	(54,419)

Ceded amounts recoverable	$309	$322

Benefits payable on assumed business	$101	$62

Funds held under coinsurance
Ceded	$29,958	$29,625

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2025, include $9,317 million associated with life insurance policies, $6,669 million for LTC, $19,028 million for annuity, $12 million for disability and $5 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2024 include $9,206 million associated with life insurance policies, $6,916 million for LTC, $19,985 million for annuity, $13 million for disability and $5 million for group life and health.

LTC policyholders' deficiency reserves were as follows:

	December 31, 2025
	Direct	Ceded	Net
	(In Millions)
LTC premium deficiency reserves, beginning of year	$3,365	$(3,145)	$220
Assumption changes	(480)	400	(80)
LTC premium deficiency reserves, end of year	$2,885	$(2,745)	$140

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
For the year ended December 31, 2025, the Company decreased its gross LTC policyholders’ premium deficiency reserve by $480 million primarily related to inforce rollforwards and yield updates. The majority of the risk is ceded to unaffiliated reinsurers resulting in the ceded policyholders’ premium deficiency reserves decreasing by $400 million. The total net impact of the change is $(80) million, which was recorded as a decrease to policyholders’ liabilities on the Statutory Statements of Financial Position and an increase to change in policyholders’ reserves on the Statutory Statements of Operations.

	December 31, 2024
	Direct	Ceded	Net
	(In Millions)
LTC premium deficiency reserves, beginning of year	$3,800	$(3,615)	$185
Assumption changes	(435)	470	35
LTC premium deficiency reserves, end of year	$3,365	$(3,145)	$220

For the year ended December 31, 2024, the Company decreased its gross LTC policyholders’ premium deficiency reserve by $435 million primarily through a combination of various assumption changes to reflect the risk inherent in the cash flows of this business. The majority of the risk is ceded to unaffiliated reinsurers resulting in the ceded policyholders’ premium deficiency reserves decreasing by $470 million. The total net impact of the change is $35 million, which was recorded as an increase to policyholders’ liabilities on the Statutory Statements of Financial Position and an increase to change in policyholders’ reserves on the Statutory Statements of Operations.

As of December 31, 2025, one reinsurer accounted for 28% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 20%. The Company continues to monitor its morbidity risk ceded to one reinsurer for its LTC business, in which 81% of the reserves are held in trust.

On July 5, 2023, the Company recaptured approximately $16 million of statutory reserves reinsured on a yearly renewable term (YRT) basis for certain closed blocks of LTC business and reinsured on a coinsurance basis a portion of this product resulting in ceding $692 million statutory reserves to a different reinsurer. The recapture settlement of $17 million relieved the reinsurer of all obligations under the YRT agreement and resulted in an offset to premiums and disability benefits. As part of the coinsurance transaction, the Company transferred $657 million of premium to the reinsurer.

On October 25, 2024, the Company executed a certain coinsurance treaty amendment to increase quota share reinsurance of certain closed long-term care business by 25%. The Company transferred $357 million of premium to the reinsurer in exchange for ceding $325 million in statutory reserves.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The Company holds invested assets associated with FWH that are managed externally, as of December 31, 2025 and 2024, these assets, at carry value, included:

	December 31,
	2025	2024
	(In Millions)
Bonds	$21,557	$21,471
Preferred stocks	252	51
Common stocks - unaffiliated	88	—
Mortgage loans	1,944	1,556
Partnerships and LLCs	410	190
Other invested assets	246	—
Cash, cash equivalents and short-term investments	745	776
Total	$25,242	$24,044

On October 1, 2025, the Company converted the FWH reinsurance agreement covering the Pension Risk Transfer business with an affiliate of the Company to a coinsurance agreement. This transaction resulted in the transfer of $1.3 billion of assets from the Statutory Statements of Financial Position. Simultaneously, the FWH note payable supporting such assets was extinguished. Upon conversion, the affiliate continues to cover the reinsured liabilities ceded prior to October 1, 2025.

10.     Withdrawal characteristics

a.     Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2025 are illustrated below:

Individual annuities
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$3,882	$—	$—	$3,882	6%
At book value less current surrender charge of 5% or more	41,815	—	—	41,815	60
At fair value	—	—	7,645	7,645	11
Total with market value adjustment or at fair value	45,697	—	7,645	53,342	77
At book value without adjustment (minimal or no charge or adjustment)	5,468	—	—	5,468	8
Not subject to discretionary withdrawal	10,203	—	—	10,203	15
Total	61,368	—	7,645	69,013	100%
Reinsurance ceded	21,575	—	—	21,575
Total, net of reinsurance	$39,793	$—	$7,645	$47,438

Amount included in book value moving to at book value without adjustment after statement date	$1,709	$—	$—	$1,709

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Group annuities
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$10,765	$—	$—	$10,765	16%
At fair value	—	7,903	17,244	25,147	38
Total with market value adjustment or at fair value	10,765	7,903	17,244	35,912	54
At book value without adjustment (minimal or no charge or adjustment)	211	286	—	497	1
Not subject to discretionary withdrawal	29,663	—	—	29,663	45
Total	40,639	8,189	17,244	66,072	100%
Reinsurance ceded	17,516	—	—	17,516
Total, net of reinsurance	$23,123	$8,189	$17,244	$48,556

Deposit-type contracts
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$1,651	$—	$—	$1,651	5%
At fair value	—	—	8,819	8,819	25
Total with market value adjustment or at fair value	1,651	—	8,819	10,470	30
At book value without adjustment (minimal or no charge or adjustment)	3,069	—	—	3,069	9
Not subject to discretionary withdrawal	21,481	—	—	21,481	61
Total	26,201	—	8,819	35,020	100%
Reinsurance ceded	2,189	—	—	2,189
Total, net of reinsurance	$24,012	$—	$8,819	$32,831

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2025 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$23,123
Policyholders’ reserves – individual annuities	39,793
Liabilities for deposit-type contracts	24,012
Subtotal	86,928
Separate Account Annual Statement:
Annuities	33,078
Other annuity contract deposit-funds and GICs	8,819
Subtotal	41,897
Total	$128,825

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
b.     Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company's life actuarial reserves as of December 31, 2025 are illustrated below:

General account
	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$21,402	$21,401	$21,456
Universal life with secondary guarantees	1,519	1,381	7,499
Other permanent cash value life insurance	—	90,297	95,667
Variable life	1	1	—
Variable universal life	1,322	1,319	1,377
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	3,060
Accidental death benefits	—	—	3
Disability - active lives	—	—	205
Disability - disabled lives	—	—	322
Miscellaneous reserves	—	—	1,121
Total (gross: direct + assumed)	24,244	114,399	130,710
Reinsurance ceded	4,239	5,223	9,317
Total (net)	$20,005	$109,176	$121,393

Separate account with guarantees
	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,567	$1,567	$1,567
Total (gross: direct + assumed)	1,567	1,567	1,567
Total (net)	$1,567	$1,567	$1,567

Separate account nonguaranteed
	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$1	$1	$3
Variable universal life	2,213	2,194	2,195
Total (gross: direct + assumed)	2,214	2,195	2,198
Total (net)	$2,214	$2,195	$2,198

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
c.     Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2025 is as follows:

	Guaranteed
	Indexed	Nonindexed Less than/ Equal to 4%	Non Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2025	$—	$—	$4,382	$4,382

Reserves at December 31, 2025:
For accounts with assets at:
Fair value	$—	$8,475	$35,926	$44,401
Amortized cost/book value	—	1,567	—	1,567
Total Separate Account Liabilities	$—	$10,042	$35,926	$45,968

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$—	$8,475	$35,926	$44,401
At book value without market value adjustment and current surrender charge of less than 5%	—	1,567	—	1,567
Total Separate Account Liabilities	$—	$10,042	$35,926	$45,968

As of December 31, 2025, the Company has $6,404 million of AVR related to book value separate accounts.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$2,142	$1,862	$1,935
Transfers from separate accounts	(10,383)	(10,151)	(9,387)
Subtotal	(8,241)	(8,289)	(7,452)
Reconciling adjustments:
Miscellaneous	4,635	4,816	4,278
Net deposits on deposit-type liabilities	1,386	1,531	1,573
Net transfers from separate accounts	$(2,220)	$(1,942)	$(1,601)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

11.     Debt

The Company issues CP in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1,000 million with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by MassMutual. The Notes have a carrying value and face amount of $499 million as of December 31, 2025 and $250 million as of December 31, 2024. Notes issued in 2025 had interest rates ranging from 3.80% to 4.45% with maturity dates ranging from 6 to 62 days. Interest expense for CP for the years ended December 31, 2025 and 2024, was $16 million and $20 million, respectively.

The Company has a $1,500 million five-year credit facility, $1,000 million of undrawn commitment, with a syndicate of lenders that can be used for general corporate purposes and to support CP borrowings. During December 2022, the facility was renewed and the scheduled maturity is December 16, 2027. The facility includes two one-year extension options that may be exercised with proper notification as set forth in the agreement. The facility has an upsize option for an additional $500 million. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2025 and 2024, MassMutual was in compliance with all covenants under the credit facility. For the years ended December 31, 2025 and 2024, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2025 and 2024.

12.     Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

a.    Pension plans

The Company sponsors funded and unfunded noncontributory defined benefit pension plans for its eligible employees, agents and retirees. Effective December 31, 2024, the plans were amended to cease future benefit accruals on or after January 1, 2025.

The funded qualified defined benefit plan generally provides benefits under a cash balance formula based on age, service and salary during the participants’ careers. Certain eligible participants may be entitled to benefits under a legacy defined benefit formula. The Company’s policy is to fund the qualified pension plan in accordance with the Employee Retirement Income Security Act (ERISA) of 1974. It is the policy of the Company to satisfy the ERISA Minimum Required Contribution by funding the Plan or by reducing the Plan’s funding standard carryover balance or the Plan’s prefunding balance.

b.     Defined contribution plans

The Company sponsors funded qualified defined contribution plans and unfunded nonqualified deferred compensation thrift savings plans for its employees, agents and retirees. Defined contribution plan expense for 2025 and 2024 was $147 million and $58 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
c.    Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and amortization of prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For eligible employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account (RHRA), which accumulates a notional balance during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also have access to postretirement health care plans through a private retiree exchange.

For other eligible current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

d.     Benefit obligations

Accumulated and projected benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation as of that date.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position” for details on the funded status of the plans. Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2025	2024	2025	2024
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Accumulated benefit obligation	$2,713	$2,570	$281	$307

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2025	2024	2025	2024
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Projected benefit obligation, beginning of year	$2,570	$2,634	$307	$313
Service cost	8	99	7	7
Interest cost	136	123	16	15
Actuarial (gains) losses	47	(5)	(8)	(1)
Benefits paid	(185)	(150)	(14)	(15)
Change in discount rate	54	(138)	3	(12)
Change in actuarial assumptions	83	7	(30)	—
Projected benefit obligation, end of year	$2,713	$2,570	$281	$307

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25-basis point change in the discount rate results in approximately a $56 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate.

e.     Plan assets

The assets of the qualified pension plan are invested in a MassMutual group annuity contract and in the MassMutual Pension Plan Trust (Pension Trust). The group annuity contract includes a general investment account (GIA). As of December 31, 2025 and 2024, GIA assets managed by the Company were $517 million and $143 million, respectively. The Company was rated AA+ by Standards and Poor’s as of December 31, 2025.

The Company’s overall objective is to manage the assets in a liability framework where investments are selected that are expected to have similar changes in fair value as the related liabilities will have upon changes in interest rates. The company invests in a portfolio of both return-seeking and liability-hedging assets, to achieve long-term growth and to insulate the funded position from interest rate volatility.

The target range allocations are based on two broad categories, return-seeking (generally equities and alternative investments) and liability-hedging (generally fixed income). The return-seeking allocation range is 35% and liability-hedging range is 65%. The return-seeking portfolio currently consists of 100% alternatives. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 21% and 6% of the plan assets as of December 31, 2025 and 2024, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following presents the change in plan assets:

	December 31,
	2025	2024	2025	2024
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Plan assets, beginning of year	$2,470	$2,521	$—	$4
Actual return on plan assets	144	73	—	—
Employer contributions	31	26	12	12
Benefits paid	(185)	(150)	(14)	(15)
Other	—	—	4	(1)
Plan assets, end of year	$2,460	$2,470	$2	$—

The GIA is designed to provide stable, long-term investment growth. Investments in the GIA are stated at contract value. Contract value is the amount participants would receive if they were to initiate certain transactions under the terms of the plan. It provides for a stated return on principal invested over a specified period and permits withdrawals at contract value for benefit payments, loans, or transfers.

Investments in the Pension Trust are stated at fair value. Noninterest bearing cash is stated at cost value.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. "Fair Value of financial instruments".

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Cash and short-term investments: Short-term investments are stated at cost, which is equal to fair value. Foreign currencies are stated at cost and adjusted for foreign currency gains and losses.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

Bonds: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

Mutual funds: Mutual funds are valued at the daily closing price as reported by the fund. Certain mutual funds held by the Plan are registered with the SEC and are required to publish their daily NAV. These mutual funds held by the Plan are deemed to be actively traded and are therefore classified as Level 1.

Exchange-Traded Funds: Exchange-traded funds are valued at daily closing price. Exchange-traded funds held by the Plan are registered with the SEC and are required to publish a daily price. These investments held by the Plan are deemed to be actively traded and are therefore classified as Level 1.

Real estate investment trusts: Real estate investment trusts are valued using the plan’s pro-rata interest in the fund and does not have a lock-up period, a funding commitment, or a specific redemption period but are dependent upon the liquidation of underlying assets. Therefore, these investments are classified as NAV practical expedient.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Hedge funds: Hedge funds are based on the plan’s pro rata interest in the fund and have a 45-day redemption period and therefore classified as NAV practical expedient.

Limited partnerships – Private equity/venture capital: The plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments are accounted for at fair value as described in the partnership’s audited financial statements. These funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lock-ups or funding commitments.

Limited partnerships – Real estate: The plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. These funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lock-ups or funding commitments.

Limited partnerships – Hedge: The Plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The hedge funds can be redeemed semi-annually with 95-days notice. There are no lockups or funding commitments.

Other investments: Investments included in this category include asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Closing prices are not available on the active market. Fair value is determined using models such as matrix pricing and therefore, these securities are classified as Level 2.

The following tables set forth by level, within the fair value hierarchy, the plan’s assets at fair value as of December 31, 2025 and 2024.

	Fair Value as of December 31, 2025
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(In Millions)
Cash and short-term investments	$81	$—	$—	$—	$81
Government securities	—	489	—	—	489
Bonds	—	399	—	—	399
Mutual funds	257	—	—	—	257
Exchange traded funds	41	—	—	—	41
Real estate investment trusts	—	—	—	40	40
Hedge funds	—	—	—	17	17
Limited partnerships:
Private equity/venture capital	—	—	—	448	448
Real estate	—	—	—	89	89
Hedge	—	—	—	69	69
Other investments	—	2	—	—	2
Total	$379	$890	$—	$663	$1,932

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Fair Value as of December 31, 2024
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(In Millions)
Cash and short-term investments	$44	$—	$—	$—	$44
Government securities	—	459	—	—	459
Bonds	—	374	—	—	374
Mutual funds	512	—	—	—	512
Real estate investment trusts	—	—	—	47	47
Hedge funds	—	—	—	34	34
Limited partnerships:
Private equity/venture capital	—	—	—	512	512
Real estate	—	—	—	108	108
Hedge	—	—	—	225	225
Other investments	—	3	—	—	3
Total	$556	$836	$—	$926	$2,318

Plan assets measured at contract value and non-interest bearing cash are excluded from the preceding tables.

f.     Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

The prepaid pension asset is the overfunded projected benefit obligation. It is the excess of the fair value of plan assets over the projected benefit obligation. The prepaid pension asset is a nonadmitted asset.

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2025	2024	2025	2024
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Projected benefit obligation	$(2,713)	$(2,570)	$(281)	$(307)
Less: plan assets	2,460	2,470	2	—
Projected benefit obligation funded status	$(253)	$(100)	$(279)	$(307)

The qualified pension plan was overfunded by $170 million and $307 million as of December 31, 2025 and 2024, respectively. The nonqualified pension plans are not funded and have total projected benefit obligations of $423 million and $407 million as of December 31, 2025 and 2024, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The qualified pension plan nonadmitted pension plan asset was $170 million and $631 million as of December 31, 2025 and 2024, respectively.

The Company intends to fund $64 million in 2026 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

g.    Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2025	2024	2023	2025	2024	2023
	Pension Benefits			Other Postretirement Benefits
	(In Millions)
Service cost	$8	$99	$86	$7	$7	$7
Interest cost	135	123	125	16	15	15
Expected return on plan assets	(167)	(171)	(169)	—	—	—
Amortization of unrecognized losses (gains)	14	19	27	(11)	(10)	(9)
Amortization of unrecognized prior service benefit	—	—	—	(3)	(5)	(5)
Total net periodic (benefit)/expense	$(10)	$70	$69	$9	$7	$8

The following represents amounts in unassigned funds recognized as components of net periodic cost during the current year:

	Years Ended December 31,
	2025	2024	2025	2024
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Items not yet recognized as a component of net periodic cost, beginning of year	$362	$418	$(82)	$(84)
Net prior service cost or credit recognized	—	—	4	5
Net gain and loss arising during the period	208	(37)	(39)	(12)
Net gain and loss recognized	(14)	(19)	10	9
Items not yet recognized as a component of net periodic cost, beginning of year	$556	$362	$(107)	$(82)

The amounts in unassigned funds that have not yet been recognized as components of net period cost as of December 31, 2025 and 2024 are as follows:

	Years Ended December 31,
	2025	2024	2025	2024
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Net prior service cost or credit	—	—	(3)	(8)
Net recognized gains and losses	556	362	(103)	(74)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The expected future pension and other postretirement benefit payments which reflect expected future service are as follows:

	Pension Benefits	Other Postretirement Benefits
	(In Millions)
2026	$239	$18
2027	226	18
2028	221	19
2029	214	19
2030	214	20
2031 - 2035	977	101

h.    Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	Years Ended December 31,
	2025	2024	2023	2025	2024	2023
	Pension Benefits			Other Postretirement Benefits
	(Percent)
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.25%	5.50%	4.85%	5.35%	5.55%	4.85%
Expected rate of compensation increase	—%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	6.10%	5.00%	5.00%	5.35%	5.55%	4.85%

Net periodic benefit cost:
Discount rate	5.50%	4.85%	5.00%	5.55%	4.85%	5.05%
Expected long-term rate of return on plan assets	7.00%	7.00%	7.00%	3.00%	3.00%	3.00%
Expected rate of compensation increase	—%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest crediting rate	5.00%	5.00%	5.00%	5.55%	4.85%	5.05%

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

13.     Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2025	2024	2023
Weighted average grant date fair value:
PSARs granted during the year	$119.07	$151.50	$145.77
PRS granted during the year	121.88	150.96	145.67
Intrinsic value (in thousands):
PSARs options exercised	535	1,986	65,810
PRS liabilities paid	33,269	103,656	45,600
Fair value of shares vested during the year	72,145	99,903	64,779

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS
		Weighted Average			Weighted Average
	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)
Outstanding as of December 31, 2023	4,039	$144.46	4.4	1,585	$152.73	2.1
Granted	1,591	151.50		332	150.96
Exercised	(215)	141.60		(684)	142.11
Forfeited	(229)	147.01		(85)	160.51
Outstanding as of December 31, 2024	5,186	146.66	4.0	1,148	157.97	2.8
Granted	2,337	119.07		527	121.88
Exercised	(41)	138.93		(272)	158.85
Forfeited	(237)	140.41		(80)	146.72
Outstanding as of December 31, 2025	7,245	137.98	3.7	1,323	144.09	3.0

Exercisable as of December 31, 2025	1,700	$143.16	1.7	3	$177.00	1.5

The PSARs compensation was an expense of $162 million, $10 million and $17 million for the years ended December 31, 2025, 2024, and 2023, respectively. The PSARs accrued compensation liability was $162 million and $1 million as of December 31, 2025 and 2024, respectively. Unrecognized compensation expense related to nonvested PSAR awards as of December 31, 2025 was $140 million and there was no unrecognized compensation expense related to nonvested PSAR awards as of December 31, 2024. The weighted average period over which the expense is expected to be recognized is 3.7 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $59 million, $39 million and $96 million for the years ended December 31, 2025, 2024, and 2023, respectively. The PRS accrued compensation liability was $111 million and $85 million as of December 31, 2025 and 2024, respectively. The unrecognized compensation expense related to nonvested PRS awards was $97 million, $66 million and $87 million as of December 31, 2025, 2024, and 2023, respectively. The weighted average period over which the expense is expected to be recognized is 3.0 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
14.     Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2025:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date	Scheduled Interest Payment Dates	Type of Assets Received Upon Issuance
	($ In Millions)
05/12/03	$193	$193	5.625%	05/15/33	May 15 & Nov 15	Cash
06/01/09	130	129	8.875%	06/01/39	Jun 1 & Dec 1	Cash
01/17/12	263	263	5.375%	12/01/41	Jun 1 & Dec 1	Cash
04/15/15	258	254	4.500%	04/15/65	Apr 15 & Oct 15	Cash
03/23/17	475	471	4.900%	04/01/77	Apr 1 & Oct 1	Cash
10/11/19	838	608	3.729%	10/15/70	Apr 15 & Oct 15	Cash
04/16/20	700	698	3.375%	04/15/50	Apr 15 & Oct 15	Cash
06/26/20	600	811	5.077%	02/15/69	Feb 15 & Aug 15	Treasury Notes
03/01/21	200	230	5.077%	02/15/69	Feb 15 & Aug 15	Treasury Notes
11/18/21	675	670	3.200%	12/01/61	Jun 1 & Dec 1	Treasury Notes
12/01/22	500	500	5.672%	12/01/52	Jun 1 & Dec 1	Treasury Notes
Total	$4,832	$4,827

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2025, the unapproved interest was $43 million. Through December 31, 2025, MassMutual paid cumulative interest of $2,267 million on surplus notes. Interest of $217 million was approved and paid during the year ended December 31, 2025.

There are no sinking fund requirements for the notes issued in 2003, 2009, 2012, 2015, 2017, 2019, 2020, 2021 or 2022.

These notes are unsecured and subordinate to all present and future indebtedness of MassMutual, all policy claims and all prior claims against MassMutual as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
15.     Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company's recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2025 and 2024. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2025, 2024 and 2023.

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bond conversions and refinancing	$7,373	$1,815	$1,460
Bonds transferred to affiliates	1,111	—	—
Transfer of bonds to partnerships and limited liability companies	745	—	122
Change in market value of corporate owned life insurance asset	417	204	217
Transfer of mortgage loans to partnerships and limited liability companies	278	186	—
Transfer of bonds to preferred stocks	259	—	—
Transfer of mortgage loans to bonds	154	66	132
MMI related party transfer	146	—	—
Transfer of partnerships and limited liability companies to common stocks - subsidiaries and affiliates	111	—	—
Stock conversions	67	5,747	202
Net investment income payment-in-kind bonds	52	31	14
Transfer of mortgage loans to real estate	28	—	—
New Haven Holdco related party transfer	25	—	—
Transfer of partnerships and limited liability companies to mortgage loans	23	—	—
Transfers between other invested assets	19	76	277
Preferred stock transferred to affiliates	12	—	—
Transfer of affiliated common stocks to partnerships and limited liability companies	—	1,652	38
Transfer of mortgage loans to mortgage loans	—	17	—
Transfer of partnerships and limited liability companies to stocks	—	—	3
Transfer of partnerships and limited liability companies to bonds	—	—	100
Transfer of mortgage loans to short-term investments	—	—	60
Accrued discount on mortgage loans	—	—	10

16.     Business risks, commitments and contingencies

a.        Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other LTC insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of currency swaps and forward contracts. Currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDOs valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company's investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.     Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $84 million and $77 million for the years ended December 31, 2025 and 2024, respectively. Net operating leases are net of sublease receipts of $5 million and $9 million for the years ended December 31, 2025 and 2024, respectively.

For the years ended December 31, 2025 and 2024, the company has not entered into any sale-leaseback transactions with any unrelated parties.

Future minimum commitments for all lease obligations as of December 31, 2025 were as follows:

	Gross	Affiliated Subleases	Nonaffiliated Subleases	Net
	(In Millions)
2026	$89	$3	$3	$83
2027	88	3	4	81
2028	83	2	3	78
2029	78	2	4	72
2030	70	2	4	64
Thereafter	267	3	3	261
Total	$675	$15	$21	$639

The Company engaged in a sale-leaseback transaction with Bank of America, PNC, and US Bank (collectively the Banks) on May 22, 2025. The sale-leaseback transaction covered $133 million of software assets (capitalized costs, primarily consisting of software externally purchased and internally developed and/or customized), which were non-admitted under statutory accounting guidance. In return for the assets, the Banks provided $172 million of cash to the Company. The initial portion of the transaction is treated as sale and resulted in a deferred gain of $38 million. The second portion of the agreement is treated as an operating lease, which has a five-year term.

c.     Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
d.     Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters is inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

e.     Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2025 and 2024, the Company had approximately $800 million of these unsecured funding commitments to its subsidiaries. The unsecured commitments are included in private placements in the table below. As of December 31, 2025 and 2024, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $77 million and $77 million as of December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, the Company did not have any funding requests attributable to these letter of credit arrangements.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2025, the Company had the following outstanding commitments:

	2026	2027	2028	2029	2030	Thereafter	Total
	(In Millions)
Private placements	$3,919	$4,854	$2,952	$1,339	$1,122	$773	$14,959
Mortgage loans	246	128	577	9	—	100	1,060
Partnerships and limited liability companies	2,070	1,792	735	596	698	1,327	7,218
LIHTCs (including equity contributions)	1	—	—	45	1	51	98
Total	$6,236	$6,774	$4,264	$1,989	$1,821	$2,251	$23,335

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2025 and 2024, the Company had no outstanding obligations attributable to these commitments.

f.     Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2025 and 2024, the Company had no outstanding obligations to any obligor attributable to these guarantees.

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2025.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee
Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for its wholly-owned subsidiary Barings, if the subsidiary is unable to pay.	—	The liabilities for these plans of $605 million have been recorded on the subsidiaries' books and represent the Company's maximum obligation.
Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary's regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life and MML Bay State).	—	These guarantees are not limited and cannot be estimated.
Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	—	The future maximum potential obligations are immaterial to the Company.
Deferred Equity Guaranty	The lender for the Kimpton Tryon Park hotel has required a “Deferred Equity Guaranty” in the amount of $3 million. The Guaranteed Equity Amount is equal to the sum of the remaining costs and expenses necessary to complete a planned renovation project at the hotel, less any amounts over $0.5 million deposited in the FF&E Reserve. The Guaranty will remain in place until the renovation project at the hotel is completed, which was anticipated to occur in April 2025. The complete renovation is being delayed as a sale is being completed.	—	$3 million
Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	—	$126 million with the right to increase the line to $345 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
17.     Related party transactions

MassMutual has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where MassMutual, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

MassMutual has agreements with its subsidiaries and affiliates, including MML Investment Advisers LLC, The MassMutual Private Wealth & Trust, FSB, and Baring International Investment Limited, where MassMutual receives revenue for certain recordkeeping and other services that MassMutual provides to customers who select, as investment options, mutual funds managed by these affiliates.

MassMutual has agreements with its subsidiaries, Barings, MML Investment Advisers LLC and MassMutual Intellectual Property LLC, which provide investment advisory services and licensing agreements to MassMutual.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$480	$471	$425
Investment advisory income	15	16	16
Recordkeeping and other services	12	12	11
Fee expense:
Investment advisory services	268	277	221
Royalty and licensing fees	83	83	84

The Company reported amounts due from subsidiaries and affiliates of $138 million and $114 million as of December 31, 2025 and 2024, respectively. The Company reported amounts due to subsidiaries and affiliates of $93 million and $108 million as of December 31, 2025 and 2024, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

The Company held debt issued by MMHLLC that amounted to $2,144 million as of December 31, 2025 and $2,144 million as of December 31, 2024. The Company recorded interest income on MMHLLC debt of $154 million in 2025 and $168 million in 2024.

As of December 31, 2025, MMIH provided financing of $7,500 million for MassMutual Asset Finance (MMAF) that can be used to finance ongoing asset purchases. During 2025, MMAF borrowed $2,514 million and repaid $2,912 million under the credit facility. During 2024, MMAF borrowed $2,790 million and repaid $1,806 million under the credit facility. Outstanding borrowings under the facility were $5,636 million as of December 31, 2025 and $6,035 million as of December 31, 2024. Interest for these borrowings was $229 million for the year ended December 31, 2025 and $207 million for the year ended December 31, 2024. The floating rate borrowings bear interest at a spread over the 30-day SOFR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC (Jefferies) whereby Jefferies borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2025, Jefferies borrowed $90 million and repaid $113 million under the credit facility. During 2024, there were no borrowings or repayments recorded. As of December 31, 2025, there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2025, had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

Capital Contributions from MassMutual

•$142 million and $135 million to DPI Acres Capital LLC in 2025 and 2024, respectively
•$118 million to Counterpointe MM Mortgage Lending in 2025
•$56 million to LNL MM LLC in 2025
•$26 million and $70 million to ITPS Holdings LLC in 2025 and 2024, respectively
•$15 million and $27 million to MMV Europe APAC LP in 2025 and 2024, respectively
•$300 million to DPI Ares Mortgage Lending LLC in 2024
•$64 million to MassMutual Mortgage Lending LLC in 2024
•$98 million to MM Ascend in 2024
•$15 million to MMV SEA III in 2024

Non-Cash Capital Contributions from MassMutual

•Investments valued at $1.2 billion to MM Vine Street LLC in 2024
•Investments valued at $404 million to Stillings Street LLC in 2024

Return of Capital to MassMutual

•MM International paid $301 million ($44 million cash and $257 million non-cash) in 2025
•DPI Ares paid $300 million in 2025
•DPI Acres paid $250 million in 2025
•MM Mortgage Lending paid $95 million and $10 million in 2025 and 2024, respectively
•Trad Investments paid $37 million in 2025
•ITPS Holding LLC paid $25 million (non-cash) in 2025
•MMIH paid $50 million in 2024
•MM/Barings Multifamily paid $20 million in 2024
•Glidepath Holdings paid $100 million in 2024

Dividends paid to MassMutual

•Glidepath Holdings paid $175 million in 2025
•Insurance Road LLC paid $90 million and $199 million in 2025 and 2024, respectively
•MMLIA paid $35 million and $33 million in 2025 and 2024, respectively
•MM/Barings Multifamily paid $22 million in 2024
•MM Mortgage Lending paid $39 million in 2024

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance and annuity products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2025, the net reinsurance amounts due to C.M. Life and MML Bay State were $51 million and as of December 31, 2024, the net reinsurance amounts due to C.M. Life and MML Bay State were $19 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Premium assumed	$472	$44	$43
Modco adjustments, included in fees and other income	30	28	24
Expense allowance on reinsurance assumed, included in commissions	(24)	(12)	(13)
Policyholders' benefits	(171)	(110)	(108)
Experience refunds (paid) received	2	(2)	1

The Company currently has one longevity swap agreement with Rothesay Life Plc on certain inforce annuity products. Under this agreement, the Company is the reinsurer and Rothesay Life Plc is the cedent.

The following summarizes the related party transactions between the Company and Rothesay Life Plc:

	December 31,
	2025	2024	2023
	(In Millions)
Premium assumed	$(416)	$(351)	$(248)
Policyholders' benefits	397	334	235

18.     Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2025 is illustrated below.

Direct and Indirect Subsidiaries of MassMutual
C.M. Life Insurance Company
CML Global Capabilities LLC
MM Global Capabilities I LLC
MM Global Capabilities II LLC
MM Global Capabilities III LLC
MM/Barings Multifamily TEBS 2020 LLC
Berkshire Way LLC
MML Special Situations Investor LLC
Timberland Forest Holding LLC
Insurance Road LLC
EM Opportunities LLC
MassMutual MCAM Insurance Company, Inc.
MassMutual Ventures US IV GP, LLC
MassMutual Ventures US IV, L.P.
MassMutual Ventures Europe/APAC I GP, LLC
MassMutual Ventures Europe/APAC I GP, L.P.
MassMutual Ventures Europe/APAC I L.P.
Counterpointe Sustainable Advisors LLC
Jefferies Finance LLC (50% owned by MMLIC)
Glidepath Holdings Inc.
MassMutual Mortgage Lending LLC
MM Copper Hill Road LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MMV CTF I GP LLC
MassMutual Ventures Climate Technology Fund I L.P.
MM Direct Private Investments Holding LLC
DPI-ACRES Capital LLC
DPI-ARES Mortgage Lending LLC
MM Investment Holding
MML CM LLC
MML Distributors LLC
MML Investment Advisers, LLC
MML Strategic Distributors, LLC
MassMutual Private Wealth & Trust, FSB
MML Private Placement Investment Company I, LLC
MML Private Equity Fund Investor LLC
MM Private Equity Intercontinental LLC
Pioneers Gate LLC
MassMutual Holding LLC
Amherst Long Term Holdings, LLC
Enroll Confidently, Inc.
Imbiba Growth LLP
Yunfeng Financial Group Limited
MassMutual External Benefits Group LLC
Stillings Street LLC
Eclipse Business Capital LLC
Port 51 Lending Holdings LLC
Counterpoint - MM Mortgage Lending LLC
LNL MM, LLC
CapSec LLC
LNL MM, LLC
MML Bay State Life Insurance Company
CML Special Situations Investor LLC
CM Life Mortgage Lending LLC
MassMutual Global Business Services India LLP
MM Global Capabilities (Netherlands) B.V.
Lyme Adirondack Forest Company, LLC
MassMutual Trad Private Equity LLC
MassMutual Intellectual Property LLC
Trad Investments I LLC
MassMutual Ventures Southeast Asia III LLC
CSA Intermediate Holdco LLC
CSA Incentive Holdco LLC
JFIN GP Adviser LLC
Jefferies MM Lending LLC
Jefferies Credit Partners LLC
Jefferies Private Credit BDC Inc.
JCP Funding 2024 LLC
JFIN Revolver Holdings II LLC
JFIN Co-Issuer Corporation
JFIN Europe GP, S.a.r.l.
Jefferies Finance Business Credit LLC
JFIN Funding 2021 LLC
JSPCS MM LLC
JFIN LC Fund LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

JFIN Revolver CLO 2017 Ltd.
JFIN Revolver CLO 2017-III Ltd.
JFIN Revolver CLO 2018 Ltd.
JFIN Revolver CLO 2019 Ltd.
JFIN Revolver CLO 2019-II Ltd.
JFIN Revolver CLO 2020 Ltd.
JFIN Revolver CLO 2021-II Ltd.
JFIN Revolver CLO 2021-V Ltd.
JFIN Revolver CLO 2022-II Ltd.
JFIN Revolver CLO 2022-III Ltd.
JFIN Revolver CLO 2022-IV Ltd.
JFIN Revolver CLO 2024-I Ltd.
JFIN Revolver CLO 2025-I Ltd.
JFIN Revolver CLO 2022-IV LLC
JFIN Revolver Fund, L.P.
JFIN Revolver Funding 2021 Ltd.
JFIN Revolver Funding 2021 III Ltd.
JFIN Revolver Funding 2021 IV Ltd.
JFIN Revolver Funding 2022-I Ltd.
JFIN Revolver SPE1 2022 LLC
JFIN Revolver SPE3 2022 LLC
JFIN Revolver SPE4 2022 LLC
JFIN Revolver SPE4 2022 Ltd.
JCP Private Loan Management GP LLC
JF CEI Holdings 1 LLC
Apex Credit CLO 2024-I Ltd.
Apex Credit Holdings LLC
Custom Ecology Holdco, LLC
MassMutual Ascend Life Insurance Company
MMIH Bond Holdings LLC
MassMutual Asset Finance LLC (MM Investment Holding owns 99.6%; CM Life owns .4%)
MML Management Corporation
Flourish Holding Company LLC
Fern Street LLC
Low Carbon Energy Holding
Sleeper Street LLC
GASL Holdings LLC
Barings Asset-Based Income Fund (US) LP
Barings Perpetual European Direct Lending Fund
Barings Emerging Generation Fund II
Babson Capital Global Special Situation Credit Fund 2
Barings Global Real Assets Fund LP
Barings Global Special Situations Credit Fund 3
MassMutual Assignment Company
MassMutual Capital Partners LLC
Marco Hotel LLC
HB Naples Golf Owner LLC
Intermodal Holding II LLC
MassMutual Ventures Holding LLC
MM Catalyst Fund LLC
MM Catalyst Fund II LLC
MM Rothesay Holdco US LLC
MML Investors Services, LLC
LifeScore Labs, LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Asset Management Holding LLC
Port 51 Lending LLC
Port 51 Commercial LLC
100 w. 3rd Street LLC
300 South Tryon Hotel LLC
300 South Tryon LLC
Almack Mezzanine Fund II Unleveraged LP
Barings Affordable Housing Mortgage Fund I LLC
Barings Affordable Housing Mortgage Fund II LLC
Barings Affordable Housing Mortgage Fund III LLC
Barings Capital Solutions Perpetual Fund (CA), L.P.
Barings Construction Lending Fund LP
12-18 West 55th Street Predevelopment, LLC
21 West 86th LLC
Barings Diversified Residential Fund LP
Barings Emerging Generation Fund II LP
Barings Emerging Generation Fund III GP, LLC
Barings Emerging Generation Fund, LP
Barings Emerging Markets Corporate Bond Fund
Barings Hotel Opportunity Venture I LP
Barings Miller Investment Trust
Barings Real Estate Debt Income Fund LP
Barings Real Estate European Value Add I SCSp
Barings Real Estate European Value Add Fund 3 SCSp
Barings Small Business Fund, L.P.
Barings Storage Operations Trust
Barings U.S. Core Bond Fund
Barings U.S. High Yield Fund
Barings-MM Revolver Fund LP
Barings Australia Storage Trust
Beauty Brands Acquisition LLC
Beauty Brands Acquisition Intermediate LLC
Forma Brands, LLC
Cornerstone Permanent Mortgage Fund LLC
CREA Ridge Apartments, LLC
Euro Real Estate Holdings Herleshausen LLC
London Office JV Holdings LLC
MALIC Australia BSOT LLC
Riverwalk MM Member, LLC
Aland Royalty Holdings LP
Chassis Acquisition Holding LLC
CRA Aircraft Holding LLC
EIP Holdings I, LLC
Validus Holding Company LLC
SBNP SIA III LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Speedway El Paso Member LLC
MM Speedway El Paso Member II LLC
Barings European Real Estate Debt Income Fund
Babson Capital Loan Strategies Fund, L.P.
Barings US High Yield Bond Fund
Barings US High Yield Fund
Babson CLO Ltd. 2015-I
Barings CLO 2019-II
Barings CLO 2019-III
Barings CLO 2019-IV
Barings CLO 2020-I
Barings CLO 2020-III
Barings CLO 2020-IV
Barings CLO 2021-I
Barings CLO 2021-II
Barings CLO 2021-III
Barings CLO 2024-II
Babson Euro CLO 2015-I BV
Barings Euro CLO 2019-I BV
Barings Euro CLO 2019-II BV
Barings Euro CLO 2020-I DAC
Barings Euro CLO 2021-I DAC
Barings Euro CLO 2021-II DAC
Barings Euro CLO 2021-III DAC
Barings Euro CLO 2023-II DAC
Barings Euro CLO 2024-II
Barings CLO 2025 - IV
Barings Global Energy Infrastructure Fund I LP
Barings Joondalup Trust
Barings Construction Lending Fund
Barings Liquidity Investment Strategy
Artemis Real Estate Income and Growth Fund II LP
Artemis EM Strategy Sponsor Investor, LLC
Barings Global Special Situations Credit 4 Delaware
Barings Global Special Situations Credit 4 LUX
Barings Europe Select Fund
Barings Hotel Opportunity Venture
Barings Innovations & Growth Real Estate Fund
Barings Middle Market CLO 2017-I Ltd & LLC
Barings Middle Market CLO Ltd 2021-I
Barings Middle Market CLO Ltd 2023-I
Barings Middle Market CLO Ltd 2023-II
Barings Euro Middle Market CLO 2024-1 DAC
Barings Middle Market Loan Partners 1
Barings Middle Market Loan Partners 2

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Barings Loan Partners 5
Barings Loan Partners 4
Barings RE Credit Strategies VII LP
Barings Target Yield Infrastructure Debt Fund
Barings CLO Investment Partners LP
Barings Euro Value Add II (BREEVA II)
Barings Transportation Fund LP
Braemar Energy Ventures I, L.P.
BRAVA 5 MALIC Investor LLC
BRAVA 5 MM Investor LLC
Barings European Core Property Fund SCSp
Barings European Private Loan Fund III A
Benchmark 2018-B2 Mortgage Trust
Benchmark 2018-B4
Benchmark 2018-B8
Barings Core Property Fund LP
DPI Acres Capital SPV LLC
DPI-ARES Mortgage Lending SPV, LLC
E2E Affordable Housing Debt Fund LLC
GIA EU Holdings - Emerson JV Sarl
JPMCC Commercial Mortgage Securities Trust 2017-JP7
JPMDB Commercial Mortgage Securities Trust 2017-C5
Martello Re Feeder LP
Martello Re LP
Martello Re Holding Limited LLC
Martello Re Limited
Martello Re Services Company
Miami Douglas Three MM, LLC
MM BIG Peninsula Co-Invest Member LLC
MM Direct Private Invetment Holding
MM CM Holding LLC
MM Debt Participations LLC
Barings Capital Solutions Perpetual Fund (DE) LP
Barings Capital Solutions Perpetual Fund (LUX)
Barings Income Navigator Fund
Barings Capital Solutions Perpetual Fund (CA), LP
Barings Emerging Market Debt Blended Total Return Fund
40 Exchange MM Member LLC
Barings Global Investment Grade Credit Fund
MM MD2 Station Member LLC
MM National IOS Program Member LLC
MM National Self-Storage Program Member II LLC
MMV Climate Technology Fund GP
MM REED District Landco Member LLC
MM Sedona Vortex Investor LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM SL Willistown LLC
MM Subline Borrower LLC
MM The Gilman Member LLC
MM Tokyo BTR1 LLC
MM Tokyo BTR1 LLC – Project Zeus
MMLIC Australia BAST LLC
MMLIC Australia BSOT LLC
SBNP SIA IV LLC
Washington Pine LLC
PDX SW Third Hotel Owner LLC
Trailside MM Member LLC
Washington Gateway Two LLC
Washington Gateway Three LLC
MALIC Debt Participations LLC
Invesco Ltd
Babson Capital Loan Strategies Master Fund LP
Barings China Aggregate Bond Private Securities Investment Fund
Barings Global High Yield Fund
Great Lakes II LLC
Wood Creek Venture Fund LLC
Barings California Mortgage Fund IV
Barings Umbrella Fund LUX SCSp SICAV RAIF
Calgary Railway Holding LLC
Cornbrook PRS Holdings LLC
Cornerstone California Mortgage Fund I LLC
Cornerstone California Mortgage Fund II LLC
Cornerstone California Mortgage Fund III LLC
Cornerstone Fort Pierce Development LLC
Cornerstone Permanent Mortgage Fund II
Cornerstone Permanent Mortgage Fund III LLC
Cornerstone Permanent Mortgage Fund IV
Danville Riverwalk Venture, LLC
Euro Real Estate Holdings LLC
Fan Pier Development LLC
GIA EU Holdings LLC - Avalon Spain
GIA EU Holdings LLC- GIA Italy SCSp
GIA EU Holdings LLC
Landmark Manchester Holdings LLC
MMLIC Debt Participations LLC
MM Brookhaven Member LLC
MM Ascend Mtg. Lending LLC
MM Kannapolis Industrial Member LLC
MM East South Crossing Member LLC
MM Fremont Member LLC
MM Horizon Savannah Member LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Horizon Savannah Member II LLC
MM Ironhead Commerce Center
BRAVA5 MM Investor LLC
BRAVA5 MALIC Investor LLC
MM Ironhead Commerce Center Member LLC
MM 425 Montgomery Member LLC
MM 550 Corporate Member LLC
MM Ascend DS Investor LLC
MM Century Square LLC
MM Horizon Savannah Member III LLC
MM Liberty Centre LLC
MM National Self-Storage Program Member LLC
MM Park City Investor LLC
MM ReDiscover Member LLC
MM Liberty Centre Member LLC
MM Century Square Member LLC
MM Stowe Investor LLC
MM Virginian Investor LLC
MM 340 Madison Member LLC
MM 1370 AVE OF AM LLC
MM 1400 E 4th Street Member LLC
Miami Douglas Four MM LLC
MM Five50West Member LLC
MM Breton Village Member LLC
One Harbor Shore LLC
Paco France Logistics LLC
Salomon Brothers Commercial Mortgage Trust 2001-MM
Trailside MM Member II LLC
Unna, Dortmund Holding LLC
Washington Gateway Apartments Venture LLC
West 37th Street Hotel LLC
MassMutual Select Small Capital Value Equity Fund
MML Series II Dynamic Bond Fund
MML SER INVT FD II ISHARES 80/20 ALLOCATION FD
MassMutual ishares 60/40 Allocation Fund
MassMutual Blue Chip Growth Fund
MassMutual Core Bond Fund
MassMutual Diversified Value Fund
MassMutual Inflation-Protected and Income Fund
MassMutual Mid Cap Growth Fund
MassMutual Premier Diversified Bond Fund
MassMutual Select Overseas Fund
MassMutual High Yield Fund

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for controlled affiliates of the Company:

		As of December 31, 2025
	CUSIP	Gross Value	Non-admitted	Admitted	Latest Filing	2024 Approved Valuation	Filing Code	Valuation Method Disallowed?
	($ In Millions)

MassMutual Holding LLC	57543#-11-8	$16,133	$—	$16,133	8/18/2025	$17,248	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	26	—	26	7/8/2025	27	Sub-2	No
MM Investment Holding	G5695#12-4	2	—	2	7/8/2025	2	Sub-2	No
MM Investment Holding	G5695#10-8	769	—	769	7/8/2025	758	Sub-2	No
MM Investment Holding	G5695#11-6	1,289	—	1,289	7/8/2025	1,239	Sub-2	No
Glidepath Holdings Inc	37930@-10-5	4,807	—	4,807	2/9/2026	4,716	Sub-2	No
Yungen Financial Group	Y9880R10-9	158	—	158		—
Aggregate Total		$23,184	$—	$23,184		$23,990

19.     Subsequent events

Management of the Company has evaluated subsequent events through February 26, 2026, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements, except for:

On January 22, 2026, MassMutual issued a $1 billion funding agreement with a 3-year maturity; $600 million with a fixed rate of 4.0% and $400 million with a floating rate based on the SOFR plus spread.

On February 4, 2026, MassMutual issued a CHF 200 million funding agreement with a 0.54% fixed rate and a 3-year maturity.

On November 17, 2025, MassMutual announced that MS&AD Insurance Group Holdings, Inc., through its subsidiary Mitsui Sumitomo Insurance Co., Ltd., agreed to acquire an 18% equity interest in Barings for approximately $1.44 billion. MassMutual will retain an 82% ownership stake and continue to maintain governance control over Barings. The transaction is subject to customary regulatory approvals and is expected to close in the first half of 2026.

On December 21, 2025, Janus Henderson Group plc (Janus Henderson), Trian Fund Management, L.P. and its affiliated funds (Trian), and General Catalyst Group Management, LLC and its affiliated funds (General Catalyst), announced that they have entered into a definitive agreement under which Janus Henderson will be acquired by Trian and General Catalyst in an all-cash transaction at an equity value of approximately $7.4 billion. The transaction will be funded in part by investment vehicles managed by Trian and General Catalyst, supported by financing commitments from global investors including, Qatar Investment Authority and Sun Hung Kai & Co. Limited, as well as MassMutual, and others. The Company expects to make a preferred stock investment up to $1.0 billion.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
20.     Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2025	$263,326,282	$—	$263,326,282	$167,251,882	$(96,074,400)	$167,251,882	$197,603,866
September 30, 2025	11,501,969	—	11,501,969	5,487,289	(6,014,680)	5,487,289	1,227,345
June 30, 2025	4,240,593	—	4,240,593	3,970,364	(270,229)	3,970,364	3,852,115
March 31, 2025	39,862,354	—	39,862,354	28,301,166	(11,561,188)	28,301,166	27,669,096
December 31, 2024	22,493,605	—	22,493,605	15,603,907	(6,889,698)	15,603,907	14,525,080
September 30, 2024	9,854,964	—	9,854,964	8,633,308	(1,221,656)	8,633,308	8,589,373
June 30, 2024	54,957,279	—	54,957,279	49,033,522	(5,923,757)	49,033,522	36,231,196
March 31, 2024	36,924,401	—	36,924,401	33,979,195	(2,945,206)	33,979,195	33,244,880
December 31, 2023	53,672,524	—	53,672,524	51,118,891	(2,553,633)	51,118,891	42,903,097
September 30, 2023	24,928,010	—	24,928,010	24,065,666	(862,344)	24,065,666	21,743,474
June 30, 2023	16,432,523	—	16,432,523	15,955,963	(476,560)	15,955,963	15,431,923
March 31, 2023	56,797,193	—	56,797,193	45,999,577	(10,797,616)	45,999,577	39,477,567
December 31, 2022	47,152,655	—	47,152,655	42,630,344	(4,522,311)	42,630,344	35,962,545
September 30, 2022	23,315,048	—	23,315,048	22,016,070	(1,298,978)	22,016,070	19,284,696
June 30, 2022	17,306,639	—	17,306,639	15,826,391	(1,480,248)	15,826,391	13,534,918
March 31, 2022	30,135,997	—	30,135,997	23,857,778	(6,278,219)	23,857,778	23,674,371
December 31, 2021	6,658,614	—	6,658,614	6,490,508	(168,106)	6,490,508	6,369,198
September 30, 2021	4,061,382	—	4,061,382	3,955,723	(105,659)	3,955,723	3,595,213
June 30, 2021	11,352,643	—	11,352,643	10,386,581	(966,062)	10,386,581	11,323,900
March 31, 2021	11,247,256	—	11,247,256	5,074,493	(6,172,763)	5,074,493	5,237,174
December 31, 2020	16,071,907	—	16,071,907	14,674,300	(1,397,607)	14,674,300	15,473,517
September 30, 2020	21,375,383	—	21,375,383	19,160,250	(2,215,133)	19,160,250	18,862,027
June 30, 2020	10,180,123	—	10,180,123	8,992,610	(1,187,513)	8,992,610	9,249,851
March 31, 2020	24,799,788	—	24,799,788	20,197,344	(4,602,444)	20,197,344	24,683,947
December 31, 2019	3,992,400	—	3,992,400	3,539,281	(453,119)	3,539,281	3,439,138
September 30, 2019	16,909,029	—	16,909,029	15,191,932	(1,717,097)	15,191,932	14,639,756
June 30, 2019	6,980,030	—	6,980,030	6,187,029	(793,001)	6,187,029	7,133,620
March 31, 2019	7,791,000	—	7,791,000	7,634,637	(156,363)	7,634,637	7,683,021
December 31, 2018	4,550,173	—	4,550,173	3,815,559	(734,614)	3,815,559	4,014,514
September 30, 2018	4,320,826	—	4,320,826	3,663,181	(657,645)	3,663,181	3,687,297
June 30, 2018	634,235	—	634,235	279,221	(355,014)	279,221	386,752
March 31, 2018	645,690	—	645,690	488,181	(157,509)	488,181	448,494
December 31, 2017	3,949,513	—	3,949,513	1,958,759	(1,990,754)	1,958,759	2,023,952
September 30, 2017	4,436,542	—	4,436,542	876,942	(3,559,600)	876,942	4,647,683
June 30, 2017	40,538,551	—	40,538,551	39,808,956	(729,595)	39,808,956	60,990,732
March 31, 2017	41,788,380	—	41,788,380	41,391,889	(396,491)	41,391,889	56,156,936
December 31, 2016	42,175,938	—	42,175,938	42,045,721	(130,217)	42,045,721	54,619,477
September 30, 2016	44,266,478	—	44,266,478	41,890,535	(2,375,943)	41,890,535	61,300,066
June 30, 2016	49,097,217	—	49,097,217	48,202,703	(894,514)	48,202,703	63,207,410
March 31, 2016	57,985,071	—	57,985,071	55,783,979	(2,201,092)	55,783,979	70,578,397
December 31, 2015	4,881,394	—	4,881,394	4,783,194	(98,200)	4,783,194	4,728,736
September 30, 2015	50,531,382	—	50,531,382	45,665,859	(4,865,523)	45,665,859	58,523,652
June 30, 2015	66,924,927	—	66,924,927	65,240,585	(1,684,342)	65,240,585	72,953,475
March 31, 2015	17,856,447	—	17,856,447	17,681,510	(174,937)	17,681,510	17,553,999
December 31, 2014	69,225,743	—	69,225,743	68,301,291	(924,452)	68,301,291	79,410,553
September 30, 2014	645,721	—	645,721	604,437	(41,284)	604,437	627,381
June 30, 2014	57,012,606	—	57,012,606	55,422,168	(1,590,438)	55,422,168	75,253,388
March 31, 2014	91,702,041	—	91,702,041	80,744,074	(10,957,967)	80,744,074	97,672,071
December 31, 2013	113,707,951	—	113,707,951	108,815,640	(4,892,311)	108,815,640	111,783,052
September 30, 2013	81,945,730	—	81,945,730	80,589,482	(1,356,248)	80,589,482	77,049,314
June 30, 2013	147,215,936	—	147,215,936	142,140,572	(5,075,364)	142,140,572	130,973,023
March 31, 2013	194,772,025	—	194,772,025	188,372,089	(6,399,936)	188,372,089	176,678,910
December 31, 2012	378,096,660	—	378,096,660	366,323,110	(11,773,550)	366,323,110	333,086,073
September 30, 2012	816,573,456	—	816,573,456	788,350,823	(28,222,633)	788,350,823	697,683,289
June 30, 2012	912,025,937	—	912,025,937	890,494,221	(21,531,716)	890,494,221	708,872,106
March 31, 2012	1,095,018,529	—	1,095,018,529	1,058,132,041	(36,886,488)	1,058,132,041	841,095,013
December 31, 2011	1,090,904,993	—	1,090,904,993	1,056,761,288	(34,143,705)	1,056,761,288	754,310,838

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

September 30, 2011	762,320,632	—	762,320,632	738,510,048	(23,810,584)	738,510,048	546,494,232
June 30, 2011	1,130,732,656	—	1,130,732,656	1,078,535,670	(52,196,986)	1,078,535,670	839,143,290
March 31, 2011	1,097,705,351	—	1,097,705,351	1,068,852,204	(28,853,147)	1,068,852,204	816,688,348
December 31, 2010	968,742,508	—	968,742,508	950,111,417	(18,631,091)	950,111,417	708,895,637
September 30, 2010	915,728,030	—	915,728,030	889,896,058	(25,831,972)	889,896,058	673,462,493
June 30, 2010	1,362,887,892	—	1,362,887,892	1,335,628,212	(27,259,680)	1,335,628,212	975,241,506
March 31, 2010	1,471,905,696	—	1,471,905,696	1,391,337,543	(80,568,153)	1,391,337,543	1,015,645,802
December 31, 2009	1,349,124,214	—	1,349,124,214	1,290,817,168	(58,307,046)	1,290,817,168	852,088,739
September 30, 2009	2,953,442,689	(106,853,708)	2,846,588,981	2,700,948,264	(145,640,717)	2,700,948,264	1,692,409,640
Totals		$(106,853,708)			$(825,007,048)

The following contains asset-backed and structured securities that recognized OTTI classified on the following bases for recognizing OTTI:

	Amortized Cost Basis Before OTTI Impairment
		OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
	(In Millions)
OTTI recognized in the first quarter
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	40	—	12	28
Total first quarter	$40	$—	$12	$28

OTTI recognized in the second quarter
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	4	—	—	4
Total second quarter	$4	$—	$—	$4

OTTI recognized in the third quarter
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	12	—	6	6
Total third quarter	$12	$—	$6	$6

OTTI recognized in the fourth quarter
Intent to sell	$—	$—	$—	$—
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	263	—	96	167
Total fourth quarter	$263	$—	$96	$167

Annual aggregate total		$—	$114

All impairments were taken due to the present value of cash flows expected to be collected being less than the amortized cost basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued
The following is a CUSIP detail list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

1	2	3	4	5	6	7
CUSIP	Adjusted Carrying Value Amortized Cost before OTTI	Present Value of Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value at Time of OTTI	Date of Financial Instrument Where Reported
12591KAK1	$2,522,379	$146,877	$2,375,502	$146,877	$124,746	March 31, 2025
12624SAE9	248,748	110,461	138,287	110,461	98,365	March 31, 2025
36192RAL6	1,551,160	90,269	1,460,891	90,269	89,025	March 31, 2025
46639YAX5	4,586,035	556,702	4,029,333	556,702	485,515	March 31, 2025
040104TF8	34,691	32,812	1,879	32,812	32,430	March 31, 2025
04012XAC9	118,897	111,231	7,666	111,231	109,745	March 31, 2025
12479DAC2	1,401,484	1,191,041	210,443	1,191,041	1,197,453	March 31, 2025
1248MGAJ3	37,490	31,642	5,848	31,642	30,707	March 31, 2025
17311YAC7	1,141,895	1,011,829	130,066	1,011,829	1,005,185	March 31, 2025
30247DAD3	466,662	454,606	12,056	454,606	453,035	March 31, 2025
35729RAE6	3,352,329	3,071,627	280,702	3,071,627	2,989,992	March 31, 2025
40431KAE0	1,891,530	1,867,901	23,629	1,867,901	1,858,939	March 31, 2025
46629NAC7	30,472	26,243	4,229	26,243	26,040	March 31, 2025
46630KAA4	135,020	132,318	2,702	132,318	133,052	March 31, 2025
57643LMP8	589,786	563,237	26,549	563,237	559,730	March 31, 2025
617463AA2	7,401	7,391	10	7,391	6,264	March 31, 2025
61750MAB1	2,890	2,825	65	2,825	2,801	March 31, 2025
61757MAB4	1,725,577	1,519,928	205,649	1,519,928	1,357,104	March 31, 2025
86363HAB8	30,993	27,056	3,937	27,056	26,975	March 31, 2025
05535DAN4	415,847	372,365	43,482	372,365	395,389	March 31, 2025
12667GKG7	37,835	37,336	499	37,336	37,191	March 31, 2025
12669FKR3	29,890	28,642	1,248	28,642	28,822	March 31, 2025
18974BAA7	110,444	107,107	3,337	107,107	106,506	March 31, 2025
22541NUB3	128,939	23,799	105,140	23,799	33,947	March 31, 2025
22943HAD8	3,018,787	1,546,388	1,472,399	1,546,388	1,478,700	March 31, 2025
251510FB4	913,345	894,538	18,807	894,538	889,965	March 31, 2025
32053LAA0	14,933	14,019	914	14,019	13,988	March 31, 2025
45254TRX4	47,367	43,619	3,748	43,619	43,547	March 31, 2025
45660LYW3	623,135	561,324	61,811	561,324	565,004	March 31, 2025
466247XE8	591,715	419,365	172,350	419,365	414,726	March 31, 2025
65535VRK6	423,317	365,711	57,606	365,711	356,789	March 31, 2025
75115DAH8	2,809	2,522	287	2,522	2,507	March 31, 2025
761118FM5	1,263,358	1,249,033	14,325	1,249,033	1,187,830	March 31, 2025
761118RJ9	57,864	56,661	1,203	56,661	56,265	March 31, 2025
85554NAG5	42,648	39,744	2,904	39,744	39,702	March 31, 2025
86358HHX0	76,292	54,864	21,428	54,864	54,655	March 31, 2025
86359BLQ2	563,115	462,214	100,901	462,214	488,829	March 31, 2025
92978EAA2	72,298	62,785	9,513	62,785	61,254	March 31, 2025
93935PAH2	105,569	103,242	2,327	103,242	102,522	March 31, 2025
23332UCM4	14,705	14,499	206	14,499	14,471	March 31, 2025
41161PTP8	147,426	138,290	9,136	138,290	137,423	March 31, 2025
45660N5H4	930,508	891,303	39,205	891,303	887,231	March 31, 2025
45660NT88	12,754	12,017	737	12,017	11,543	March 31, 2025
86360UAF3	781,063	660,195	120,868	660,195	652,812	March 31, 2025
12669GTE1	3,216	3,132	84	3,132	3,392	March 31, 2025
32051DCJ9	15,503	15,444	59	15,444	15,423	March 31, 2025
362341VU0	1,141,358	1,083,000	58,358	1,083,000	1,052,829	March 31, 2025
36298XAA0	3,898,283	3,779,774	118,509	3,779,774	3,774,883	March 31, 2025
36298XAB8	3,874,410	3,684,784	189,626	3,684,784	3,679,498	March 31, 2025
576433NH5	255,668	247,477	8,191	247,477	123,743	March 31, 2025
5899292N7	22,441	22,348	93	22,348	22,324	March 31, 2025
589929N38	59,285	58,382	903	58,382	58,287	March 31, 2025
86359DME4	290,788	289,247	1,541	289,247	289,996	March 31, 2025
17311YAC7	1,013,708	1,013,177	531	1,013,177	980,490	June 30. 2025
05535DAN4	361,141	360,499	642	360,499	377,588	June 30. 2025
073879QF8	161,432	126,012	35,420	126,012	133,184	June 30. 2025
124860CB1	3,325	2,439	886	2,439	2,437	June 30. 2025
22541N5E5	88,816	71,950	16,866	71,950	62,343	June 30. 2025
45660LYW3	564,025	560,760	3,265	560,760	563,901	June 30. 2025

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

761118FM5	1,256,693	1,256,647	46	1,256,647	1,194,692	June 30. 2025
79548KXQ6	212,046	5,037	207,009	5,037	2,194	June 30. 2025
79549AYB9	4,228	1,281	2,947	1,281	1,061	June 30. 2025
86359BLQ2	471,481	468,869	2,612	468,869	431,758	June 30. 2025
93935PAH2	103,698	103,693	5	103,693	102,467	June 30. 2025
46590LBG6	10,206,860	4,266,932	5,939,928	4,266,932	—	September 30, 2025
02660THL0	153,147	95,782	57,365	95,782	95,727	September 30, 2025
93934XAB9	103,425	103,260	165	103,260	107,912	September 30, 2025
18974BAA7	105,946	105,554	392	105,554	101,892	September 30, 2025
251510FB4	868,298	858,175	10,123	858,175	864,888	September 30, 2025
75115DAH8	2,434	2,423	11	2,423	2,407	September 30, 2025
761118RJ9	61,859	55,163	6,696	55,163	54,519	September 30, 2025
08161CAR2	47,606,395	39,774,652	7,831,743	39,774,652	42,337,681	December 31,2025
08161CAT8	15,957,258	1,836,045	14,121,213	1,836,045	12,244,841	December 31,2025
08161CAV3	14,887,657	—	14,887,657	—	905,844	December 31,2025
08161HAS9	32,624,666	30,613,398	2,011,268	30,613,398	30,670,885	December 31,2025
08161HAU4	17,877,290	2,661,306	15,215,984	2,661,306	16,673,474	December 31,2025
08161HAW0	8,713,294	983,249	7,730,045	983,249	8,069,682	December 31,2025
08162UAE0	22,051,673	21,827,421	224,252	21,827,421	20,091,912	December 31,2025
08162UAG5	18,033,464	16,656,654	1,376,810	16,656,654	17,537,652	December 31,2025
08162UAJ9	7,808,258	6,956,016	852,242	6,956,016	3,712,988	December 31,2025
46590LBC5	29,681,455	—	29,681,455	—	1,076,847	December 31,2025
465968AP0	24,147,068	23,931,845	215,223	23,931,845	21,463,935	December 31,2025
465968AR6	13,163,192	12,720,870	442,322	12,720,870	12,648,924	December 31,2025
465968AT2	7,058,550	5,674,904	1,383,646	5,674,904	6,603,623	December 31,2025
040104TF8	38,463	32,333	6,130	32,333	30,116	December 31,2025
30247DAD3	480,323	438,249	42,074	438,249	435,867	December 31,2025
35729RAE6	3,027,365	2,992,100	35,265	2,992,100	2,968,671	December 31,2025
46629NAC7	27,522	26,648	874	26,648	24,848	December 31,2025
86359DXD4	139,261	123,064	16,197	123,064	102,689	December 31,2025
12669GTE1	3,128	3,128	—	3,128	3,387	December 31,2025
Totals	$318,931,198	$205,010,701	$113,920,497	$205,010,701	$230,352,422	XXX